                       AIM GLOBAL GOVERNMENT INCOME FUND
                        AIM GLOBAL GROWTH & INCOME FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                     May 2, 2000

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Global Government Income Fund with AIM Global Income Fund and a proposed combination of AIM Global Growth & Income Fund with AIM Global Growth Fund. AIM Global Government Income Fund and AIM Global Growth & Income Fund (the "Acquired Funds") are investment portfolios of AIM Investment Funds, a Delaware business trust. AIM Global Income Fund and AIM Global Growth Fund (the "Acquiring Funds") are investment portfolios of AIM International Funds, Inc., a Maryland corporation.

The investment objective and policies of each Acquired Fund are similar to the investment objective and policies of the Acquiring Fund with which it will combine. A I M Advisors, Inc. serves as the investment adviser to the Acquired Funds and the Acquiring Funds. As discussed in the accompanying document, the Acquiring Funds have outperformed the Acquired Funds and have generally lower operating expense ratios than the Acquired Funds. The accompanying document describes the proposed transactions and compares the investment policies, operating expenses and performance histories of the Acquired Funds and Acquiring Funds.

Shareholders of AIM Global Government Income Fund and AIM Global Growth & Income Fund are being asked to approve an Agreement and Plan of Reorganization by and among AIM Investment Funds, AIM International Funds, Inc., and A I M Advisors, Inc., that will govern the reorganization of the Acquired Funds into the Acquiring Funds. After careful consideration, the Board of Trustees of AIM Investment Funds has unanimously approved the proposals and recommends that you read the enclosed materials carefully and then vote FOR the proposals.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the Internet at the funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

                                          Sincerely,

                                       /s/ ROBERT H. GRAHAM

                                          Robert H. Graham
                                          Chairman

                       AIM GLOBAL GOVERNMENT INCOME FUND
                        AIM GLOBAL GROWTH & INCOME FUND

                                 PORTFOLIOS OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000

     TO THE SHAREHOLDERS OF AIM GLOBAL GOVERNMENT INCOME FUND
AND AIM GLOBAL GROWTH & INCOME FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Global Government Income Fund and AIM Global Growth & Income Fund (the "Acquired Funds"), investment portfolios of AIM Investment Funds ("AIM Investment"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on May 31, 2000, at 3:00 p.m., Central time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIM Investment, acting on behalf of the Acquired Funds, AIM International Funds, Inc. ("AIM International"), acting on behalf of AIM Global Income Fund and AIM Global Growth Fund (the "Acquiring Funds"), and A I M Advisors, Inc. The Agreement provides for the combination of AIM Global Government Income Fund with AIM Global Income Fund and the combination of AIM Global Growth & Income Fund with AIM Global Growth Fund (the "Reorganizations"). Pursuant to the Agreement, all of the assets of an Acquired Fund will be transferred to the Acquiring Fund with which it will combine, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and AIM International will issue Class A shares of the Acquiring Fund to the Acquired Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Acquired Fund's Class B shareholders and Class C shares of the Acquiring Fund to the Acquired Fund's Class C shareholders. The value of each Acquired Fund shareholder's account with the Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholders account with the Acquired Fund immediately prior to the Reorganization. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record of AIM Global Growth & Income Fund and AIM Global Government Income Fund as of the close of business on April 3, 2000 and April 24, 2000, respectively, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. If you attend the meeting, you may vote your shares in person. If you expect to attend the Special Meeting in person, or have questions please notify AIM Investment by calling 1-800-952-3502. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AIM INVESTMENT. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AIM INVESTMENT AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

May 2, 2000

                                          /s/ SAMUEL D. SIRKO
                                          Samuel D. Sirko
                                          Vice President and Secretary

      AIM GLOBAL GOVERNMENT INCOME FUND                    AIM GLOBAL INCOME FUND
       AIM GLOBAL GROWTH & INCOME FUND                     AIM GLOBAL GROWTH FUND
                PORTFOLIOS OF                                  PORTFOLIOS OF
             AIM INVESTMENT FUNDS                      AIM INTERNATIONAL FUNDS, INC.
              11 GREENWAY PLAZA                              11 GREENWAY PLAZA
                  SUITE 100                                      SUITE 100
          HOUSTON, TEXAS 77046-1173                      HOUSTON, TEXAS 77046-1173
          TOLL FREE: (800) 454-0327                      TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                               DATED: MAY 2, 2000

     This document is being furnished in connection with a special meeting of Shareholders of AIM GLOBAL GOVERNMENT INCOME FUND ("GLOBAL GOVERNMENT INCOME") and AIM GLOBAL GROWTH & INCOME FUND ("GLOBAL GROWTH & INCOME" and collectively with GLOBAL GOVERNMENT INCOME, the "Acquired Funds"), investment portfolios of AIM Investment Funds ("AIM Investment"), a Delaware business trust, to be held on May 31, 2000 (the "Special Meeting"). At the Special Meeting, the shareholders of the Acquired Funds are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIM Investment, acting on behalf of the Acquired Funds, AIM International Funds, Inc. ("AIM International"), a Maryland corporation, acting on behalf of AIM GLOBAL INCOME FUND ("GLOBAL INCOME") and AIM GLOBAL GROWTH FUND ("GLOBAL GROWTH" and collectively with GLOBAL INCOME, the "Acquiring Funds"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of GLOBAL GOVERNMENT INCOME with GLOBAL INCOME, and the combination of GLOBAL GROWTH & INCOME with GLOBAL GROWTH (the "Reorganizations"). THE BOARD OF TRUSTEES OF AIM INVESTMENT HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATIONS AS BEING IN THE BEST INTERESTS OF THE SHAREHOLDERS OF EACH OF THE ACQUIRED FUNDS.

     Pursuant to the Agreement, all of the assets of an Acquired Fund will be transferred to the Acquiring Fund with which it will combine, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and AIM International will issue Class A shares of the Acquiring Fund to the Acquired Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Acquired Fund's Class B shareholders and Class C shares of the Acquiring Fund to the Acquired Fund's Class C shareholders. The value of each Acquired Fund shareholder's account with the Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

     The Acquiring Funds are series portfolios of AIM International, an open-end, series management investment company. The investment objective(s) and policies of each Acquiring Fund are similar to those of the Acquired Fund with which it will combine.

     GLOBAL INCOME seeks to provide high current income, with a secondary objective of protection of principal and growth of capital. GLOBAL GOVERNMENT INCOME seeks to provide high current income and, secondarily, growth of capital and protection of principal.

     GLOBAL GROWTH seeks to provide long-term growth of capital. GLOBAL GROWTH & INCOME seeks long-term growth of capital together with current income. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of the Acquired Funds should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectuses of the Acquired Funds, each dated February 28, 2000 as supplemented March 22, 2000, (the "Acquired Funds Prospectuses"), together with the related Statement of Additional Information, also dated February 28, 2000, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated herein by reference. The Prospectuses of the Acquiring Funds dated February 28, 2000, (the "Acquiring Funds Prospectuses"), and the related Statement of Additional Information also dated February 28, 2000, have been filed with the SEC and are incorporated herein by reference. A copy of the Prospectus of GLOBAL INCOME is attached as Appendix II, and a copy of the Prospectus of GLOBAL GROWTH is attached as Appendix III, to this Proxy Statement/Prospectus. Such documents are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AIM Investment and AIM International. Additional information about the Acquired Funds and the Acquiring Funds may also be obtained on the web at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
INTRODUCTION................................................     1
SYNOPSIS....................................................     1
  The Reorganizations.......................................     1
  Background and Reasons for the Reorganizations............     2
  Comparison of the Acquiring Funds and the Acquired
     Funds..................................................     2
RISK FACTORS................................................     6
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............     7
  Investment Objectives and Policies of Global Income and
     Global Government Income...............................     7
  Investment Objectives and Policies of Global Growth and
     Global Growth & Income.................................     8
  Portfolio Management......................................     9
  Management Discussion and Analysis of Performance.........    10
FINANCIAL HIGHLIGHTS........................................    11
  Global Income.............................................    11
  Global Growth.............................................    14
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................    16
  Terms of the Reorganizations..............................    16
  The Reorganizations.......................................    16
  Board Considerations......................................    16
  Other Terms...............................................    18
  Federal Tax Consequences..................................    19
  Accounting Treatment......................................    21
RIGHTS OF SHAREHOLDERS......................................    21
  Rights of Shareholders Under Maryland Law and Delaware Law
     if Redomestication is Not Approved.....................    21
  Rights of Shareholders under Declarations of Trust of AIM
     Investment and AIMF if Redomestication is Approved.....    24
OWNERSHIP OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS
  SHARES....................................................    24
  Significant Holders.......................................    24
  Ownership of Officers and Directors/Trustees..............    25
CAPITALIZATION..............................................    26
LEGAL MATTERS...............................................    27
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................    27
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE
  ACQUIRED FUNDS............................................    28

APPENDIX I..................................Agreement and Plan of Reorganization
APPENDIX II..........................................Prospectus of Global Income
APPENDIX III.........................................Prospectus of Global Growth
APPENDIX IV...................Global Income Discussion & Analysis of Performance
APPENDIX V....................Global Growth Discussion & Analysis of Performance

                             ---------------------

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, AIM Funds, AIM Funds and Design and AIM Investor are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks, of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AIM Investment from the shareholders of the Acquired Funds for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on May 31, 2000, at 3:00 p.m., Central time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest of a class of shares of an Acquired Fund at the Special Meeting will constitute a quorum ("Quorum") with respect to that class of shares. Approval of the Agreement by an Acquired Fund requires the affirmative vote of a majority of the shares cast by shareholders of each class of shares of that Acquired Fund. The Agreement may be approved by one of the Acquired Funds and the Reorganization of that Acquired Fund may be completed even though the Agreement is not approved by shareholders of the other Acquired Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIM Investment. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     There were 8,746,025.566 Class A shares, 5,743,054.323 Class B shares and 26,493.469 Class C shares of GLOBAL GOVERNMENT INCOME outstanding as of the record date, April 24, 2000. There were 29,960,867.790 Class A shares, 40,120,091.166 Class B shares and 239,952.121 Class C shares of GLOBAL GROWTH & INCOME outstanding as of the record date, April 3, 2000. Shareholders of record of GLOBAL GOVERNMENT INCOME and GLOBAL GROWTH & INCOME as of the close of business on each Fund's respective record date, are entitled to vote at the Special Meeting. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held. To the knowledge of each of the Acquired Funds' and the Acquiring Funds' management, as of each respective record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of either the Acquired Funds or the Acquiring Funds except as indicated in "Ownership of the Acquired Funds and the Acquiring Funds Shares."

     AIM Investment has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. AIM Investment expects to solicit proxies principally by mail, but AIM Investment or SCC may also solicit proxies by telephone, facsimile or personal interview. AIM Investment's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $12,600 for GLOBAL GOVERNMENT INCOME and approximately $44,700 for GLOBAL GROWTH & INCOME. Each of the Acquired Funds and the Acquiring Funds will bear its costs and expenses incurred in connection with the Reorganizations.

     AIM Investment intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about May 2, 2000.

                                    SYNOPSIS

THE REORGANIZATIONS

     The Reorganizations will result in the combination of GLOBAL GOVERNMENT INCOME with GLOBAL INCOME and the combination of GLOBAL GROWTH & INCOME with GLOBAL GROWTH. The Acquired Funds are portfolios of AIM Investment, a Delaware business trust. The Acquiring Funds are portfolios of AIM International, a Maryland corporation.

     If shareholders of an Acquired Fund approve the Agreement and other closing conditions are satisfied, all of the assets of that Acquired Fund will be transferred to the Acquiring Fund with which it will combine, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and AIM International will issue Class A shares of the Acquiring Fund to the Acquired Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Acquired Fund's Class B shareholders and Class C shares of the Acquiring Fund to the Acquired Fund's Class C shareholders. The shares of an Acquiring Fund issued in a Reorganization will have an aggregate net asset value equal to the value of the Acquired Fund's net assets transferred to the Acquiring Fund. Shareholders will not pay any initial sales charge for shares of the Acquiring Funds received in connection with the Reorganizations. The value of each shareholder's account with an Acquiring Fund immediately after a Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/ Prospectus. See "Additional Information About the Agreement" below.

     The Acquired Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganizations will constitute tax-free reorganizations for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganizations. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

     The Board of Trustees of AIM Investment, including the independent trustees, has determined that the Reorganizations are in the best interests of Acquired Funds and their shareholders and that the interests of the shareholders of each Acquired Fund will not be diluted as a result of the Reorganizations.

     In making their determination, the Board of Trustees noted that each Acquiring Fund has a similar investment objective and follows similar policies to achieve its objective as the Acquired Fund with which it will combine, and that the assets of the combined funds should provide AIM Advisors with a more stable base for investment management.

     The Board noted that the Acquiring Funds have outperformed the Acquired Funds, providing a better total return to shareholders. The Board also noted that after the Reorganizations, and under contractual arrangements, the operating expense ratios of each Acquiring Fund are expected to be lower than the operating expense ratios of the Acquired Fund with which it will combine. Although past performance does not guarantee future results, the combination of better performance and lower expenses should make the Acquiring Funds better investments for Acquired Fund shareholders.

COMPARISON OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

  Investment Objective and Policies

     The investment objective(s) and policies of each Acquiring Fund are similar to the investment objective(s) and policies of the Acquired Fund with which it will combine.

     GLOBAL INCOME seeks to provide high current income, with a secondary objective of protection of principal and growth of capital. GLOBAL GOVERNMENT INCOME seeks to provide high current income and, secondarily, growth of capital and protection of principal.

     GLOBAL GROWTH seeks to provide long-term growth of capital. GLOBAL GROWTH & INCOME seeks to provide long-term growth of capital together with current income. If the combination of GLOBAL

GROWTH and GLOBAL GROWTH & INCOME is approved, shareholders of GLOBAL GROWTH & INCOME will no longer hold an investment that seeks current income as a part of its objective. See "Comparison of Investment Objectives and Policies" below.

  Investment Advisory Services

     AIM Advisors serves as investment adviser to the Acquired Funds. AIM Advisors also serves as investment adviser to the Acquiring Funds.

  Performance

     Average annual total returns for the periods indicated for each of the Acquiring Funds and the Acquired Funds, including sales charges are shown below. Past performance cannot guarantee comparable future results.

                                          AIM GLOBAL GOVERNMENT INCOME
                                                      FUND                       AIM GLOBAL INCOME FUND
                                         -------------------------------     -------------------------------
                                         CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
                                         SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
                                         -------     -------     -------     -------     -------     -------
1 Year Ended December 31, 1999.........  (12.16)%    (12.76)%       n/a       (8.18)%     (8.73)%     (5.04)%
3 Years Ended December 31, 1999........    0.59%       0.69%        n/a        1.18%       1.42%        n/a
5 Years Ended December 31, 1999........    4.54%       4.52%        n/a        6.40%       6.59%        n/a
Since Inception........................    5.65%       4.25%      (5.40)%      6.11%       6.39%       1.60%

                                       AIM GLOBAL GROWTH & INCOME
                                                  FUND                      AIM GLOBAL GROWTH FUND
                                     ------------------------------     ------------------------------
                                     CLASS A     CLASS B    CLASS C     CLASS A    CLASS B     CLASS C
                                     SHARES      SHARES     SHARES      SHARES     SHARES      SHARES
                                     -------     -------    -------     -------    -------     -------
1 Year Ended December 31, 1999.....   (5.41)%     (4.88)%     n/a        44.99%     46.36%      50.34%
3 Years Ended December 31, 1999....   10.43%      11.04%      n/a        26.29%     27.05%        n/a
5 Years Ended December 31, 1999....   12.67%      12.98%      n/a        25.72%     26.12%        n/a
Since Inception....................   11.66%      12.22%     2.50%       23.59%     23.99%      26.76%

  Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") based on the fiscal year ended October 31, 1999 for the Class A, Class B and Class C shares of the Acquired Funds and for the Class A, Class B and Class C shares of the Acquiring Funds are shown below. Pro forma estimated Expense Ratios of the Acquiring Funds giving effect to the Reorganizations are also provided.

          AIM GLOBAL GOVERNMENT INCOME FUND AND AIM GLOBAL INCOME FUND

                                  AIM GLOBAL GOVERNMENT                                      AIM GLOBAL INCOME FUND
                                       INCOME FUND             AIM GLOBAL INCOME FUND          PRO FORMA ESTIMATED
                               ---------------------------   ---------------------------   ---------------------------
                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                               SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
  percentage of offering
  price).....................   4.75%     none      none       4.75%     none      none      4.75%     none      none
Deferred Sales Load (as a
  percentage of original
  purchase price or
  redemption proceeds, as
  applicable)................   none      5.00%     1.00%      none      5.00%     1.00%     none      5.00%     1.00%
ANNUAL OPERATING EXPENSES
(AS A % OF NET ASSETS)
Management fees..............   0.73%     0.73%     0.73%      0.70%     0.70%     0.70%     0.70%     0.70%     0.70%
Distribution and/or service
  (12b-1) fees...............   0.35%     1.00%     1.00%      0.50%     1.00%     1.00%     0.50%     1.00%     1.00%
Other expenses...............   0.41%     0.41%     0.41%      0.47%     0.47%     0.47%     0.37%     0.37%     0.37%
Interest expenses............   0.04%     0.04%     0.04%      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
                                ----      ----      ----      -----     -----     -----     -----     -----     -----
Total other expenses.........   0.45%     0.45%     0.45%      0.47%     0.47%     0.47%     0.37%     0.37%     0.37%
Total annual fund operating
  expenses...................   1.53%     2.18%     2.18%      1.67%     2.17%     2.17%     1.57%     2.07%     2.07%
                                ----      ----      ----      -----     -----     -----     -----     -----     -----
Fee waiver(1)................   0.00%     0.00%     0.00%     (0.42)%   (0.42)%   (0.42)%   (0.32)%   (0.32)%   (0.32)%
                                ----      ----      ----      -----     -----     -----     -----     -----     -----
Net expenses.................   1.53%     2.18%     2.18%      1.25%     1.75%     1.75%     1.25%     1.75%     1.75%
                                ====      ====      ====      =====     =====     =====     =====     =====     =====

---------------

(1) AIM Advisors and its affiliates have contractually agreed, until June 30, 2001, to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases for indirect credits, if any) for Global Income Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.25% (e.g., if AIM Advisors waives/reimburses 0.32% of Class A fees/expenses, AIM Advisors will also waive/reimburse 0.32% of Class B and Class C fees/expenses).

           AIM GLOBAL GROWTH & INCOME FUND AND AIM GLOBAL GROWTH FUND

                                           AIM GLOBAL GROWTH &                                       AIM GLOBAL GROWTH FUND
                                               INCOME FUND             AIM GLOBAL GROWTH FUND          PRO FORMA ESTIMATED
                                       ---------------------------   ---------------------------   ---------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                       SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                       -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on
  purchase of shares (as a percentage
  of offering price).................   5.50%     none      none      4.75%     none      none       4.75%     none      none
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as
  applicable)........................   none      5.00%     1.00      none      5.00%     1.00%      none      5.00%     1.00%
ANNUAL OPERATING EXPENSES
  (AS A % OF NET ASSETS)
Management fees......................   0.97%     0.97%     0.97%     0.85%     0.85%     0.85%      0.83%     0.83%     0.83%
Distribution and/or service (12b-1)
  fees...............................   0.35%     1.00%     1.00%     0.50%     1.00%     1.00%      0.50%     1.00%     1.00%
Other expenses.......................   0.33%     0.33%     0.33%     0.32%     0.38%     0.38%      0.32%     0.38%     0.38%
                                        ----      ----      ----      ----      ----      ----      -----     -----     -----
Total fund operating expenses........   1.65%     2.30%     2.30%     1.67%     2.23%     2.23%      1.65%     2.21%     2.21%
                                        ----      ----      ----      ----      ----      ----      -----     -----     -----
Fee waiver(1)........................   0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     (0.05)%   (0.05)%   (0.05)%
                                        ----      ----      ----      ----      ----      ----      -----     -----     -----
Net expenses.........................   1.65%     2.30%     2.30%     1.67%     2.23%     2.23%      1.60%     2.16%     2.16%
                                        ====      ====      ====      ====      ====      ====      =====     =====     =====

---------------

(1) AIM Advisors and its affiliates have contractually agreed, until June 30, 2001, to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases for indirect credits, if any), for Global Growth Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.60% (e.g., if AIM Advisors waives/reimburses 0.05% of Class A fees/expenses, AIM Advisors will also waive/reimburse 0.05% of Class B and Class C fees/expenses.

  Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. To the extent fees are waived, the expenses will be lower.

                                                              ONE    THREE     FIVE      TEN
                                                              YEAR   YEARS    YEARS    YEARS(3)
                                                              ----   ------   ------   --------
GLOBAL GOVERNMENT INCOME
  Class A shares(1).........................................  $623   $  935   $1,270    $2,212
  Class B shares:
     Assuming complete redemption at end of period(2).......  $721   $  982   $1,370    $2,349
     Assuming no redemption.................................  $221   $  682   $1,170    $2,349
  Class C shares
     Assuming complete redemption at end of period(2).......  $321   $  682   $1,170    $2,513
     Assuming no redemption.................................  $221   $  682   $1,170    $2,513
GLOBAL INCOME
  Class A shares(1).........................................  $637   $  976   $1,339    $2,357
  Class B shares:
     Assuming complete redemption at end of period(2).......  $720   $  979   $1,364    $2,377
     Assuming no redemption.................................  $220   $  679   $1,164    $2,377
  Class C shares
     Assuming complete redemption at end of period(2).......  $320   $  679   $1,164    $2,503
     Assuming no redemption.................................  $220   $  679   $1,164    $2,503
GLOBAL INCOME COMBINED FUND
  Class A shares(1).........................................  $627   $  947   $1,290    $2,254
  Class B shares:
     Assuming complete redemption at end of period(2).......  $710   $  949   $1,314    $2,272
     Assuming no redemption.................................  $210   $  649   $1,114    $2,272
  Class C shares:
     Assuming complete redemption at end of period(2).......  $310   $  649   $1,114    $2,400
     Assuming no redemption.................................  $210   $  649   $1,114    $2,400
GLOBAL GROWTH & INCOME
  Class A shares(1).........................................  $709   $1,042   $1,398    $2,397
  Class B shares:
     Assuming complete redemption at end of period(2).......  $733   $1,018   $1,430    $2,473
     Assuming no redemption.................................  $233   $  718   $1,230    $2,473
  Class C shares
     Assuming complete redemption at end of period(2).......  $333   $  718   $1,230    $2,636
     Assuming no redemption.................................  $233   $  718   $1,230    $2,636
GLOBAL GROWTH
  Class A shares(1).........................................  $637   $  976   $1,339    $2,357
  Class B shares:
     Assuming complete redemption at end of period(2).......  $726   $  997   $1,395    $2,424
     Assuming no redemption.................................  $226   $  697   $1,195    $2,424
  Class C shares
     Assuming complete redemption at end of period(2).......  $326   $  697   $1,195    $2,565
     Assuming no redemption.................................  $226   $  697   $1,195    $2,565

                                                              ONE    THREE     FIVE      TEN
                                                              YEAR   YEARS    YEARS    YEARS(3)
                                                              ----   ------   ------   --------
GLOBAL GROWTH COMBINED FUND
  Class A shares(1).........................................  $635   $  971   $1,329    $2,337
  Class B shares:
     Assuming complete redemption at end of period(2).......  $724   $  991   $1,385    $2,403
     Assuming no redemption.................................  $324   $  691   $1,185    $2,403
  Class C shares
     Assuming complete redemption at end of period(2).......  $224   $  691   $1,185    $2,544
     Assuming no redemption.................................  $224   $  691   $1,185    $2,544

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which the purchase was made.

  Sales Charges

     No sales charges are applicable to shares of the Acquiring Funds received in connection with the Reorganizations.

     The Acquiring Funds Class A shares, which will be issued to the Acquired Funds Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 4.75%. The Acquiring Funds Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. The Acquiring Funds Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deterred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

     The Acquiring Funds pay a fee in the amount of 0.50% of average daily net assets attributable to their Class A shares to A I M Distributors, Inc. ("AIM Distributors") for distribution services. The Acquiring Funds pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to their Class B and Class C shares for distribution services.

     The Class A shares of GLOBAL GOVERNMENT INCOME are sold at net asset value plus an initial sales charge of 4.75%. The Class A shares of GLOBAL GROWTH & INCOME are sold at net asset value plus an initial sales charge of 5.50%. The Acquired Funds Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. The Acquired Funds Class C shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

     The Acquired Funds pay a fee in the amount of 0.35% of average daily net assets of the Class A shares to AIM Distributors for distribution services. The Acquired Funds pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to their Class B and Class C shares for distribution services.

  Distribution; Purchase, Exchange and Redemption

     Shares of the Acquiring Funds and the Acquired Funds are distributed by AIM Distributors. Purchase and redemption procedures are the same for the Acquiring Funds and the Acquired Funds. Shares of the Acquiring Funds and the Acquired Funds may be exchanged for shares of other funds within The AIM Family of Funds--Registered Trademark-- of the same class.

                                  RISK FACTORS

     The Acquiring Funds and the Acquired Funds are subject to substantially similar investment risks. The principal investment risks for the Acquiring Funds are described below.

     GLOBAL INCOME is a non-diversified fund that invests primarily in government and non-convertible corporate debt securities, both foreign and domestic. The Fund may also invest in equity securities of foreign and domestic issuers and in lower-quality debt securities, i.e., "junk bonds." The value of an investment in Global Income will go up and down with the prices of the securities in which it invests. Interest rate increases can cause the price of a debt security to decrease, and the longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher quality bonds.

     Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer, because they are generally unsecured and may be subordinated to other creditor's claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

     Also, because GLOBAL INCOME is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. The value of the Fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

     GLOBAL GROWTH invests primarily in equity securities of domestic and foreign issuers. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     GLOBAL INCOME and GLOBAL GROWTH invest in securities of foreign issuers, which generally involves greater risks than investing in securities of domestic issuers. The prices of foreign securities may be further affected by other factors, including:

     - Currency exchange rates -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and economic conditions -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Additionally transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES AND POLICIES OF GLOBAL INCOME AND GLOBAL GOVERNMENT INCOME

  Investment Objectives

     The investment objective of GLOBAL INCOME is to provide high current income, with a secondary objective of protection of principal and growth of capital.

     GLOBAL GOVERNMENT INCOME seeks to provide high current income and, secondarily, growth of capital and protection of principal.

  Investment Policies of Global Income

     GLOBAL INCOME seeks to meet its investment objectives by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by supranational organizations, such as the World Bank. The Fund emphasizes investment in securities issued by governments and companies in developed countries such as the United States, the countries of Western Europe, Canada, Japan, Australia and New Zealand. The Fund may also invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund will normally invest in the securities of companies located in at least four different countries, including the United States, and will normally maintain at least 20% of its total assets in securities of U.S. issuers. The Fund may invest up to 10% of its total assets in common stocks, preferred stocks and similar equity securities of foreign and domestic issuers and up to 10% of its total assets in convertible debt securities of foreign and domestic issuers. The Fund may also invest up to 35% of its total assets in lower-quality debt securities, i.e, "junk bonds."

     GLOBAL INCOME is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer. However, the Fund will invest no more than 5% of its total assets in the securities of any one corporate issuer, and will invest no more than 25% of its total assets in securities of any one foreign government or supranational organization.

     GLOBAL INCOME'S portfolio managers focus on debt securities throughout the world that they believe have favorable prospects for current income or growth of capital. The portfolio managers consider whether to sell a particular security when any one of those factors materially changes.

  Investment Policies of Global Government Income

     GLOBAL GOVERNMENT INCOME seeks to meet its investment objectives by investing at least 65% of its total assets in debt securities (including mortgage-backed securities) issued or guaranteed by U.S. and foreign governments or by their agencies, authorities, and instrumentalities, as well as by supranational entities, such as the World Bank. The Fund primarily invests in high-quality government debt securities that are rated in the top two ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or deemed by the portfolio managers to be of comparable quality. The Fund may invest in lower-quality debt securities, i.e., "junk bonds."

     GLOBAL GOVERNMENT INCOME may invest up to 35% of its total assets in (1) foreign government securities that are rated within the third and fourth highest ratings categories by Moody's or S&P or deemed by the fund's portfolio managers to be of comparable quality; (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade (rated within the four highest ratings categories by Moody's or S&P); (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade, or deemed by the portfolio managers to be of comparable quality; and (4) common stocks, preferred stocks and warrants, provided that the Fund will invest no more than 20% of its total assets in such securities.

     GLOBAL GOVERNMENT INCOME will normally invest in securities issued by at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of

U.S. issuers. However, the Fund will invest no more than 40% of its total assets in securities of any one country, other than the U.S. The Fund will only invest in a foreign currency or in securities denominated in a foreign currency if the portfolio managers consider the currency to be fully exchangeable into U.S. dollars or a multinational currency unit.

     GLOBAL GOVERNMENT INCOME'S portfolio managers allocate assets among securities of countries and in currency denominations where the combination of fixed-income market returns, the price appreciation of fixed-income securities and currency exchange rate movements will present opportunities for meeting the Fund's investment objectives. The principal determinants of the emphasis given to various country, geographic, and industry sectors within the fund are fundamental economic strength, credit quality, and currency and interest rate trends. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

     GLOBAL GOVERNMENT INCOME is a non-diversified portfolio. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

INVESTMENT OBJECTIVES AND POLICIES OF GLOBAL GROWTH AND GLOBAL GROWTH & INCOME

  Investment Objectives

     The investment objective of GLOBAL GROWTH is to provide long-term growth of capital.

     GLOBAL GROWTH & INCOME seeks long-term growth of capital together with current income.

  Investment Policies of Global Growth

     GLOBAL GROWTH seeks to meet its investment objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The Fund will normally invest in the securities of medium- and large-sized growth companies located in at least four countries, including the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The Fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The Fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.

     GLOBAL GROWTH may also invest up to 35% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities.

     GLOBAL GROWTH portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the Fund will invest, the Fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Fund's portfolio managers consider whether to sell a particular security when any of these factors materially changes.

  Investment Policies of Global Growth & Income

     GLOBAL GROWTH & INCOME seeks to meet its investment objective by investing, normally, at least 65% of its total assets in a combination of blue-chip equity securities and high-quality government bonds of U.S. and foreign issuers. "Blue chip" equity securities are those which (1) offered, during the issuer's most recent fiscal year, an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (2) are issued by a company with total equity market capitalization of at least $1 billion. High-quality government bonds are rated within one of the two highest ratings categories by Moody's or S&P, or are deemed by the portfolio managers to be of comparable quality.

     GLOBAL GROWTH & INCOME may invest up to 35% of its total assets in other equity securities and government and corporate debt securities that are investment grade, i.e., rated within one of the four highest ratings categories by Moody's or S&P, or are deemed by the portfolio managers to be of comparable quality. The Fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities or instrumentalities and debt obligations of supranational organizations, such as the World Bank. The Fund will normally invest in securities of issuers in at least three countries, including the United States, and the Fund may invest a significant portion of its assets in the securities of U.S. issuers. However, the Fund may invest no more than 40% of its assets in securities of issuers in any one country, other than the U.S. The Fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.

     GLOBAL GROWTH & INCOME'S portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objective are expected to be the most attractive. The portfolio managers select fixed-income securities based on economic criteria such as yield, maturity, issue classification, and quality characteristics. The portfolio managers select equity securities that they believe are undervalued relative to the issuer's current or projected earnings and that they believe have above-average prospects for future growth. Currency investments are based on economic factors and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

     GLOBAL GROWTH & INCOME is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  Portfolio Management

     Robert G. Alley, Jan H. Friedli and Carolyn L. Gibbs, all of whom are officers of AIM Capital Management, Inc. ("AIM Capital") a wholly owned subsidiary of AIM Advisors, are primarily responsible for the day-to-day management of GLOBAL INCOME. Mr. Alley has been responsible for GLOBAL INCOME since its inception in 1994. He has been associated with AIM Advisors and/or its affiliates since 1992. Mr. Friedli has been responsible for GLOBAL INCOME since 1999. He has been associated with AIM Advisors and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was an international fixed-income trader and analyst for Strong Capital Management. Ms. Gibbs has been responsible for GLOBAL INCOME since 1995. She has been associated with AIM Advisors and/or its affiliates since 1992.

     Monika H. Degan, A. Dale Griffin, III, Benjamin A. Hock, Jr., Jason T. Holzer, Class G. Olsson, Jonathan C. Schoolor and Barret K. Sides, all of whom are officers of AIM Capital, are primarily responsible for day-to-day management of GLOBAL GROWTH. Ms. Degan has been responsible for GLOBAL GROWTH since 1999 and has been associated with AIM Advisors and/or its affiliates since 1995. From 1991 to 1995 she was senior Financial Analyst for Shell Oil Co. Pension Trust. Mr. Griffin has been responsible for GLOBAL GROWTH since its inception in 1994 and has been associated with AIM Advisors and/or its affiliates since 1989. Mr. Hock has been responsible for GLOBAL GROWTH since 1999 and has been associated with AIM Advisors and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisors, Inc. Mr. Holzer has been responsible for GLOBAL GROWTH since 2000 and has been associated with AIM Advisors and/or its affiliates since 1996. From 1994 to 1996, Mr. Holzer was an associate with JMB Realty. Mr. Olsson has been responsible for GLOBAL GROWTH since 1999 and has been associated with AIM Advisors and/or its affiliates since 1994. Mr. Schooler has been responsible for GLOBAL GROWTH since its inception in 1994 and has been associated with AIM Advisors and/or its affiliates since 1986. Mr. Sides has been responsible for GLOBAL GROWTH since 1999 and has been associated with AIM Advisors and/or its affiliates since 1990.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of GLOBAL INCOME for the fiscal year ended October 31, 1999, is set forth in Appendix IV to this Proxy Statement/Prospectus and a discussion of the performance of GLOBAL GROWTH for the fiscal year ended October 31, 1999, is set forth in Appendix V to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

GLOBAL INCOME

     Shown below are financial highlights for a Class A share and a Class B share of GLOBAL INCOME outstanding during each of the years in the five-year period ended October 31, 1999, and for a Class C share of GLOBAL INCOME outstanding during each of the years in the two-year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997. This information has been audited by AIM International's independent accountants, whose unqualified report on the financial statements of GLOBAL INCOME are included in its annual report to shareholders for the fiscal year ended October 31, 1999. GLOBAL INCOME'S annual report to shareholders dated October 31, 1999, is available without charge upon request made to AIM International at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                     AIM GLOBAL INCOME FUND CLASS A SHARES

                                           1999        1998       1997      1996(a)     1995
                                          -------     -------    -------    -------    -------
Net asset value, beginning of period....  $ 10.60     $ 10.93    $ 10.85    $ 10.74    $ 10.02
                                          -------     -------    -------    -------    -------
Income from investment operations:
  Net investment income.................     0.67        0.71       0.72       0.79       0.79
  Net gains (losses) on securities (both
     realized and unrealized)...........    (0.86)      (0.27)      0.21       0.25       0.75
                                          -------     -------    -------    -------    -------
          Total from investment
            operations..................    (0.19)       0.44       0.93       1.04       1.54
                                          -------     -------    -------    -------    -------
Less distributions:
  Dividends from investment income......    (0.61)      (0.61)     (0.72)     (0.81)     (0.82)
  Distributions from net realized
     gains..............................       --       (0.07)     (0.13)     (0.12)        --
  Return of capital.....................    (0.08)      (0.09)        --         --         --
                                          -------     -------    -------    -------    -------
          Total distributions...........    (0.69)      (0.77)     (0.85)     (0.93)     (0.82)
                                          -------     -------    -------    -------    -------
          Net asset value, end of
            period......................  $  9.72     $ 10.60    $ 10.93    $ 10.85    $ 10.74
                                          =======     =======    =======    =======    =======
Total return(b).........................    (1.94)%      3.95%      9.05%     10.22%     16.07%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................  $51,077     $58,115    $30.924    $21,926    $10,004
  Ratio of expenses to average net
     assets(c)..........................     1.25%(d)    1.23%      1.25%      1.25%      1.25%
  Ratio of net investment income to
     average net assets(e)..............     6.54%(d)    6.38%      6.54%      7.27%      7.38%
  Portfolio turnover rate...............       93%         47%        61%        83%       128%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not deduct sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expenses reimbursements were 1.67%, 1.73%, 1.86%, 2.02% and 3.03% for the periods 1999-1995.

(d)  Ratios are based on average net assets of $60,052,093.

(e) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.12%, 5.89%, 5.93%, 6.51% and 5.59% for the periods 1999-1995.

                     AIM GLOBAL INCOME FUND CLASS B SHARES

                                            1999        1998       1997      1996(a)     1995
                                           -------     -------    -------    -------    ------
Net asset value, beginning of period.....  $ 10.59     $ 10.92    $ 10.84    $ 10.73    $10.01
                                           -------     -------    -------    -------    ------
Income from investment operations:
  Net investment income..................     0.62        0.65       0.67       0.74      0.74
  Net gains (losses) on securities (both
     realized and unrealized)............    (0.85)      (0.27)      0.21       0.24      0.75
                                           -------     -------    -------    -------    ------
          Total from investment
            operations...................    (0.23)       0.38       0.88       0.98      1.49
                                           -------     -------    -------    -------    ------
Less distributions:
  Dividends from investment income.......    (0.56)      (0.55)     (0.67)     (0.75)    (0.77)
  Distributions from net realized
     gains...............................       --       (0.07)     (0.13)     (0.12)       --
  Return of capital......................    (0.08)      (0.09)        --         --        --
                                           -------     -------    -------    -------    ------
          Total distributions............    (0.64)      (0.71)     (0.80)     (0.87)    (0.77)
                                           -------     -------    -------    -------    ------
          Net asset value, end of
            period.......................  $  9.72     $ 10.59    $ 10.92    $ 10.84    $10.73
                                           =======     =======    =======    =======    ======
Total return(b)..........................    (2.37)%      3.38%      8.48%     9.66%     15.56%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)............................  $34,423     $36,525    $25,121    $16,787    $4,207
  Ratio of expenses to average net
     assets(c)...........................     1.75%(d)    1.75%      1.76%     1.75%      1.73%
  Ratio of net investment income to
     average net assets(e)...............     6.04%(d)    5.87%      6.03%     6.77%      6.88%
  Portfolio turnover rate................      93%          47%        61%       83%       128%

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expenses reimbursements were 2.17%, 2.25%, 2.37%, 2.53% and 3.57% for 1999-1995.

(d) Ratios are based on average net assets of $38,526,539.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.62%, 5.37%, 5.42%, 6.00% and 5.05% for 1999-1995 for
    Class B.

                     AIM GLOBAL INCOME FUND CLASS C SHARES

                                                              1999       1998      1997(a)
                                                             ------     ------     -------
Net asset value, beginning of period.......................  $10.59     $10.92     $10.76
                                                             ------     ------     ------
Income from investment operations:
  Net investment income....................................    0.62       0.66       0.15
  Net gains (losses) on securities (both realized and
     unrealized)...........................................   (0.86)     (0.28)      0.17
                                                             ------     ------     ------
          Total from investment operations.................   (0.24)      0.38       0.32
                                                             ------     ------     ------
Less distributions:
  Dividends from investment income.........................   (0.56)     (0.55)     (0.13)
  Distributions from net realized gains....................      --      (0.07)     (0.03)
  Return of capital........................................   (0.08)     (0.09)        --
                                                             ------     ------     ------
          Total distributions..............................   (0.64)     (0.71)     (0.16)
                                                             ------     ------     ------
          Net asset value, end of period...................  $ 9.71     $10.59     $10.92
                                                             ======     ======     ======
Total return(b)............................................   (2.47)%     3.39%      2.99%
Ratios/supplemental data:
  Net assets, end of period (000s omitted).................  $1,884     $1,785     $  242
  Ratio of expenses to average net assets(c)...............    1.75%(d)   1.73%      1.76%(e)
  Ratio of net investment income to average net
     assets(f).............................................    6.04%(d)   5.88%      6.03%(e)
  Portfolio turnover rate..................................     93%         47%        61%

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.17%, 2.22%, and 2.37% (annualized) for 1999-1997.

(d) Ratios are based on average net assets of $1,924,739.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.62%, 5.40% and 5.42% (annualized) for 1999-1997.

GLOBAL GROWTH

     Shown below are financial highlights for a Class A share and a Class B share of GLOBAL GROWTH outstanding during each of the years in the five-year period ended October 31, 1999, and for a Class C share of GLOBAL GROWTH outstanding during each of the years in the two-year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997. This information has been audited by AIM International's independent accountants, whose unqualified report on the financial statements of GLOBAL GROWTH are included in its annual report to shareholders for the fiscal year ended October 31, 1999. GLOBAL GROWTH'S annual report to shareholders dated October 31, 1999, is available without charge upon request made to AIM International at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                     AIM GLOBAL GROWTH FUND CLASS A SHARES

                                        1999          1998        1997        1996       1995
                                      --------      --------    --------    --------    -------
Net asset value, beginning of
  period............................  $  17.91      $  16.65    $  14.20    $  12.32    $ 10.23
                                      --------      --------    --------    --------    -------
Income from investment operations:
  Net investment income (loss)......     (0.10)        (0.05)      (0.04)      (0.01)     (0.02)
  Net gains on securities (both
     realized and unrealized).......      6.12          1.74        2.49        2.11       2.11
                                      --------      --------    --------    --------    -------
          Total from investment
            operations..............      6.02          1.69        2.45        2.10       2.09
                                      --------      --------    --------    --------    -------
Less distributions:
  Dividends from investment
     income.........................        --            --          --          --     (0.004)
  Distributions from net realized
     gains..........................     (0.50)        (0.43)         --       (0.22)        --
                                      --------      --------    --------    --------    -------
          Total distributions.......     (0.50)        (0.43)         --       (0.22)    (0.004)
                                      --------      --------    --------    --------    -------
  Net asset value, end of period....  $  23.43      $  17.91    $  16.65    $  14.20    $ 12.32
                                      ========      ========    ========    ========    =======
Total return(a).....................     34.43%        10.43%      17.25%      17.26%     20.48%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted).......................  $388,549      $219,050    $178,917    $114,971    $23,754
  Ratio of expenses to average net
     assets(b)......................      1.67%(c)      1.70%       1.76%       1.93%      2.12%
  Ratio of net investment income
     (loss) to average net
     assets(d)......................     (0.57)%(c)    (0.27)%     (0.30)%     (0.13)     (0.28)%
  Portfolio turnover rate...........        93%           97%         96%         82%        79%

---------------

(a) Does not deduct sales charges.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expenses reimbursements were 1.94% and 2.98% for 1996-1995.

(c) Ratios are based on average net assets of $317,044,851.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)% and (1.14)% for 1996-1995.

                     AIM GLOBAL GROWTH FUND CLASS B SHARES

                                       1999(a)       1998(a)      1997        1996       1995
                                       --------      --------   --------    --------    -------
Net asset value, beginning of
  period.............................  $  17.52      $  16.39   $  14.05    $  12.26    $ 10.22
                                       --------      --------   --------    --------    -------
Income from investment operations:
  Net investment income (loss).......     (0.23)        (0.15)     (0.11)      (0.05)     (0.04)
  Net gains (losses) on securities
     (both realized and
     unrealized).....................      5.99          1.71       2.45        2.06       2.08
                                       --------      --------   --------    --------    -------
          Total from investment
            operations...............      5.76          1.56       2.34        2.01       2.04
                                       --------      --------   --------    --------    -------
Less distributions:
  Distributions from net realized
     gains...........................     (0.50)        (0.43)        --       (0.22)        --
                                       --------      --------   --------    --------    -------
          Net asset value, end of
            period...................  $  22.78      $  17.52   $  16.39    $  14.05    $ 12.26
                                       ========      ========   ========    ========    =======
Total return(b)......................     33.69%         9.78%     16.65%      16.60%     19.96%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)........................  $425,345      $282,456   $224,225    $121,848    $17,157
  Ratio of expenses to average net
     assets..........................      2.23%(c)      2.26%      2.29%       2.48%(d)   2.64%(d)
  Ratio of net Investment Income
     (loss) to average net assets....     (1.13)%(c)    (0.83)%    (0.83)%     (0.69)%(e) (0.79)%(e)
  Portfolio turnover rate............        93%           97%        96%         82%        79%

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are based on average net assets of $356,402,709.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49% and 3.38% for 1996-1995.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)% and (1.54)% for 1996-1995.

                     AIM GLOBAL GROWTH FUND CLASS C SHARES

                                                              1999(a)       1998(a)     1997
                                                              -------       -------    ------
Net asset value, beginning of period........................  $ 17.52       $ 16.39    $17.39
                                                              -------       -------    ------
Income from investment operations:
  Net investment income (loss)..............................    (0.23)        (0.15)    (0.03)
Net gains (losses) on securities (both realized and
  unrealized)...............................................     6.00          1.71     (0.97)
                                                              -------       -------    ------
          Total from investment operations..................     5.77          1.56     (1.00)
                                                              -------       -------    ------
Less distributions:
  Distributions from net realized gains.....................    (0.50)        (0.43)       --
                                                              -------       -------    ------
          Net asset value, end of period....................  $ 22.79       $ 17.52    $16.39
                                                              =======       =======    ======
Total return(b).............................................    33.69%         9.78%    (5.75)%
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................  $31,356       $11,765    $1,100
  Ratio of expenses to average net assets...................     2.23%(c)      2.26%     2.29%(d)
  Ratio of net investment income (loss) to average net
     assets.................................................    (1.13)%(c)    (0.83)%   (0.83)%(d)
  Portfolio turnover rate...................................       93%           97%       96%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average net assets of $20,512,721.

(d)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATIONS

     The terms and conditions under which the Reorganizations may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATIONS

     Each Acquiring Fund will acquire all of the assets of the Acquired Fund with which it will combine in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Consummation of each Reorganization (the "Closing") is expected to occur on June 12, 2000, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") on June 9, 2000.

     At the Effective Time, all of the assets of GLOBAL GOVERNMENT INCOME shall be delivered to the Custodian for the account of GLOBAL INCOME in exchange for the assumption by GLOBAL INCOME of all of the liabilities of any kind of GLOBAL GOVERNMENT INCOME and delivery by AIM International directly to (i) the GLOBAL GOVERNMENT INCOME Class A shareholders of a number of GLOBAL INCOME Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the GLOBAL GOVERNMENT INCOME Class B shareholders of a number of GLOBAL INCOME Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the GLOBAL GOVERNMENT INCOME Class C shareholders of a number of GLOBAL INCOME Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of GLOBAL GOVERNMENT INCOME so transferred.

     At the Effective Time, all of the assets of GLOBAL GROWTH & INCOME shall be delivered to the Custodian for the account of GLOBAL GROWTH in exchange for the assumption by GLOBAL GROWTH of all of the liabilities of any kind of GLOBAL GROWTH & INCOME and delivery by AIM International directly to (i) the GLOBAL GROWTH & INCOME Class A shareholders of a number of GLOBAL GROWTH Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the GLOBAL GROWTH & INCOME Class B shareholders of a number of GLOBAL GROWTH Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the GLOBAL GROWTH & INCOME Class C shareholders of a number of GLOBAL GROWTH Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of GLOBAL GROWTH & INCOME so transferred, assigned and delivered.

     Consummation of the Reorganization of GLOBAL GOVERNMENT INCOME is not conditioned upon consummation of the Reorganization of GLOBAL GROWTH & INCOME, and consummation of the Reorganization of GLOBAL GROWTH & INCOME is not conditioned upon consummation of the Reorganization of GLOBAL GOVERNMENT INCOME.

BOARD CONSIDERATIONS

     The Board of Trustees of AIM Investment has determined that the Reorganizations of the Acquired Funds are in the best interests of the shareholders of each of the Acquired Funds, and recommend approval of the Agreement by the shareholders of the Acquired Funds at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

     At a meeting held on March 14, 2000, AIM Advisors proposed that the Board of Trustees approve the Reorganizations. The Trustees received from AIM Advisors written materials that contained information concerning the Acquired Funds and the Acquiring Funds, including comparative total return and fee and expense information, a comparison of the investment objectives of the Acquired Funds and the Acquiring

Funds and pro forma expense ratios of the Acquiring Funds. AIM Advisors also provided the Board of Trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganizations.

     In considering the Reorganizations, the Board of Trustees noted that GLOBAL GOVERNMENT INCOME and GLOBAL INCOME have similar investment objectives and policies, as do GLOBAL GROWTH & INCOME and GLOBAL GROWTH.

     GLOBAL GOVERNMENT INCOME and GLOBAL INCOME both seek to provide high current income with protection of principal and growth of income as secondary considerations. GLOBAL GOVERNMENT INCOME seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by U.S. and foreign governments or their agencies, authorities and instrumentalities. GLOBAL INCOME invests in a wider range of debt securities that includes securities of corporate issuers. Both funds invest primarily in investment grade securities, but are permitted to hold lower quality or "junk bonds."

     GLOBAL GROWTH seeks to provide long-term growth of capital while GLOBAL GROWTH & INCOME seeks to provide long-term growth of capital together with current income. If the reorganization is approved, current income will no longer be a consideration in connection with the investment of the assets of GLOBAL GROWTH & INCOME. GLOBAL GROWTH & INCOME invests primarily in equity securities issued by "Blue Chip" companies that pay above -- average dividends. GLOBAL GROWTH'S portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

     The Board of Trustees also considered the performance of the Acquired Funds in relation to the performance of the Acquiring Funds. As of December 31, 1999, the Morningstar ratings and Lipper Inc. rankings for GLOBAL INCOME and GLOBAL GOVERNMENT INCOME were as follows:

                             MORNINGSTAR RATING(1)

                                                OVERALL   1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                -------   ------   ------   ------   -------
Global Income.................................     3        2        2        3        n/a
Global Government Income......................     1        1        2        1          1

                          LIPPER RANK (PERCENTILE)(2)

                                                        1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                        ------   ------   ------   -------
Global Income.........................................    44%      35%      24%      n/a
Global Government Income..............................    84%      50%      68%       90%

     As of December, 1999, the Morningstar ratings and Lipper Inc. rankings for GLOBAL GROWTH and GLOBAL GROWTH & INCOME were as follows:

                             MORNINGSTAR RATING(1)

                                                OVERALL   1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                -------   ------   ------   ------   -------
Global Growth.................................     5        5        4        5        n/a
Global Growth & Income........................     3        4        3        3        n/a

                          LIPPER RANK (PERCENTILE)(2)

                                                        1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                        ------   ------   ------   -------
Global Growth.........................................    20%      19%      12%      n/a
Global Growth & Income................................   100%      84%      83%      n/a

---------------

(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive a single star.

(2) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

     The Board also considered the expenses paid by the Acquired Funds and the Acquiring Funds. The current total operating expenses of the Acquiring Funds under their contractual arrangements, expressed as a percentage of average daily net assets (the "expense ratios"), are slightly higher than the expense ratios for the Class A shares of the Acquired Funds and slightly lower than the expense ratios for the Class B and Class C shares of the Acquired Funds. However, the combined assets of each Acquiring Fund and the respective Acquired Fund will create economies of scale so that after the Reorganizations each Acquiring Fund's expense ratios, under its contractual arrangements, will be the same or lower than those of the respective Acquired Fund. The Board also noted that AIM Advisors and its affiliates have contractually committed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases for indirect credits, if any) for GLOBAL INCOME and GLOBAL GROWTH Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.25% and 1.60%, respectively.

     AIM Advisors noted that GLOBAL INCOME'S better performance and lower expense ratios, under its contractual arrangements, following the Reorganizations should make it a better investment for shareholders than GLOBAL GOVERNMENT INCOME and that GLOBAL GROWTH'S better performance and expected lower expense ratios, under its contractual arrangements, should make it a better investment for shareholders than GLOBAL GROWTH & INCOME.

     The combined assets of the Acquired Funds and the Acquiring Funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund. This may afford AIM Advisors a wider range of choices among permitted investments than are currently available to the two funds separately.

     The Reorganizations may result in reduced revenues for AIM Advisors, since AIM Advisors receives slightly higher management fees on assets presently held by the Acquired Funds. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization. AIM Advisors noted that the expenses incurred by the Acquired Funds in connection with the Reorganizations would be offset by lower management fees and total expenses after the Reorganizations.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of the Acquiring Funds issued to the shareholders of the Acquired Funds in connection with the Reorganizations. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that the Acquired Funds would be provided with an opinion of counsel that the Reorganizations would be tax-free as to each Acquired Fund and its shareholders.

     Based on the foregoing, and their evaluation of the information presented to them, the Board of Trustees determined that the Reorganizations will not dilute the interests of the shareholders of either of the Acquired Funds and are in the best interest of the shareholders of each of the Acquired Funds in view of the better performance and generally lower or comparable operating expenses of the Acquiring Funds with which they will be combined. Therefore, the Board of Trustees recommend the approval of the Reorganizations by the shareholders of each Acquired Fund.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AIM Investment and AIM International. If any amendment is made to the Agreement which effects a material change to the Agreement and the Reorganizations, such change will be submitted to the affected shareholders for their approval.

     Each of AIM Investment and AIM International has made representations and warranties in the Agreement that are customary in matters such as the Reorganizations. The obligations of AIM Investment and

AIM International pursuant to the Agreement with respect to a particular Acquired Fund or Acquiring Fund are subject to various conditions, including the following:

     - the assets of the Acquired Fund to be acquired by the Acquiring Fund with which it will be combined shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by each of the Acquired Funds immediately prior to the Reorganizations;

     - AIM International's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of the Acquired Fund shall have approved the Agreement; and

     - AIM Investment and AIM International shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the Reorganizations will not result in the recognition of gain or loss for Federal income tax purposes for the Acquired Fund, the Acquiring Fund or their shareholders.

     The Acquired Fund and the Acquiring Funds have each agreed to bear their own expenses in connection with the Reorganizations.

     The Board of Trustees of AIM Investment may waive without shareholder approval any default by AIM International or any failure by AIM International to satisfy any of the conditions to AIM Investments obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of the Acquired Funds. The Agreement may be terminated and the Reorganizations may be abandoned by either AIM Investment or AIM International at any time by mutual agreement of AIM Investment and AIM International, or by either party in the event that the Acquired Funds shareholders do not approve the Agreement or if the Closing does not occur on or before December 31, 2000.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganizations, under currently applicable law, are as follows:

     - the Reorganizations will each qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by an Acquired Fund upon the transfer of its assets to an Acquiring Fund;

     - no gain or loss will be recognized by any shareholder of an Acquired Fund upon the exchange of shares of an Acquired Fund solely for shares of an Acquiring Fund;

     - the tax basis of the shares of an Acquiring Fund to be received by a shareholder of an Acquired Fund will be the same as the tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

     - the holding period of the shares of an Acquiring Fund to be received by a shareholder of an Acquired Fund will include the holding period for which such shareholder held the shares of the Acquired Fund exchanged therefor, provided that such shares of the Acquired Fund are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by an Acquiring Fund on the receipt of assets of an Acquired Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities;

     - the tax basis of the assets of each Acquired Fund in the hands of an Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; and

     - the holding period of the assets of an Acquired Fund to be received by each Acquiring Fund will include the holding period of such assets in the hands of the Acquired Fund immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AIM Investment and AIM International as to the foregoing Federal income tax consequences of the Reorganizations, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AIM Investment and AIM International upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of the Acquired Funds to redeem a number of shares of the Acquiring Funds received in the Reorganizations that would reduce an Acquired Fund shareholders' ownership of Acquiring Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of the respective Acquired Fund as of the Closing Date;

     - following the Reorganizations, each Acquiring Fund will continue the historic business of the respective Acquired Fund (for this purpose "historic business" shall mean the business most recently conducted by each Acquired Fund which was not entered into in connection with the Reorganizations) or use a significant portion of such Acquired Fund's historic business assets in its business;

     - at the direction of the Acquired Funds, the Acquiring Funds will issue directly to each Acquired Fund's shareholders pro rata the shares of the Acquiring Fund that each respective Acquired Fund constructively receives in the Reorganization and each Acquired Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - the Acquiring Funds have no plan or intention to reacquire any of their shares issued in the Reorganizations, except to the extent that the Acquiring Funds are required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of their shares presented for redemption;

     - the Acquiring Funds do not plan or intend to sell or otherwise dispose of any of the assets of the Acquired Funds acquired in the Reorganizations, except for dispositions made in the ordinary course of their business or dispositions necessary to maintain their status as a "regulated investment company" ("RIC") under the Code;

     - the Acquiring Funds, the Acquired Funds and the shareholders of the Acquired Funds will pay their respective expenses, if any, incurred in connection with the Reorganizations;

     - each Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by each respective Acquired Fund immediately before the Reorganizations, including for this purpose any amounts used by each Acquired Fund to pay its reorganization expenses and all redemptions and distributions made by the Acquired Fund immediately before the Reorganizations (other than redemptions pursuant to a demand of a shareholder in the ordinary course of the Acquired Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     - the Acquiring Funds and the Acquired Funds have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded

       RICs under the Code for all taxable periods (including the last short taxable period of the Acquired Funds ending on the Closing and the taxable year of the Acquiring Funds that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE ACQUIRED FUNDS. THE ACQUIRED FUNDS SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATIONS, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Acquiring Funds of the assets of the Acquired Funds will be the same as the book cost basis of such assets to the Acquired Funds.

                             RIGHTS OF SHAREHOLDERS

     Currently, the Board of Directors of AIM International is soliciting proxies from its shareholders to vote on various proposals, including approving change in its domicile (the "Redomestication") pursuant to an Agreement and Plan of Reorganization, under which AIM International, which is currently a Maryland corporation, will reorganize as a Delaware business trust and change its name to AIM International Mutual Funds (AIMF). These proposals are expected to be approved by AIM International shareholders at a special meeting of shareholders to be held on May 3, 2000. If the Redomestication is not approved, AIM International will continue as a Maryland corporation. The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law in the event that the Redomestication is not approved, and information regarding the differences between the rights of shareholders under the Agreement and Declaration of Trust of AIM Investment and the Agreement and Declaration of Trust of AIMF assuming the Redomestication is approved.

RIGHTS OF SHAREHOLDERS UNDER MARYLAND LAW AND DELAWARE LAW IF REDOMESTICATION IS NOT APPROVED

  General

     Currently, AIM International is a Maryland corporation and AIM Investment is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of the AIM Investment are substantially the same as those of the directors of AIM International.

     There are, however, certain differences between the two forms of organization. The operations of AIM International, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of AIM Investment, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

  Liability of Shareholders

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AIM Investment Declaration of Trust provides that shareholders of the Acquired Funds shall not be subject to any personal liability for acts or obligations of the Acquired Funds and that every written agreement, obligation or other undertaking made or issued by the Acquired Funds shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Acquired Funds' property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Acquired Funds themselves are unable to meet their obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Acquired Funds, the possibility of the Acquired Funds being unable to meet their obligations is considered remote, and even if a claim were brought against the Funds and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

  Election of Directors/Trustees; Terms

     The shareholders of AIM Investment have elected the trustees of AIM Investment. Such trustees serve for the life of AIM Investment, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

     The shareholders of AIM International have elected the directors of AIM International. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

  Removal of Trustees/Directors

     A trustee of AIM Investment may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AIM Investment. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

     A director of AIM International may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIM International.

  Meetings of Shareholders

     AIM Investment is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The By-Laws of AIM Investment provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Acquired Funds' shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     AIM International is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIM International's Bylaws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

  Liability of Directors/Trustees and Officers; Indemnification

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AIM Investment Declaration of Trust, the trustees and officers of AIM Investment are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AIM Investment Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIM International's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

  Termination

     AIM Investment or any series or class of shares of beneficial interest in AIM Investment may be terminated by (1) a majority shareholder vote of AIM Investment or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of AIM Investment or of such terminating series or class, the trustees pursuant to written notice to the shares of AIM Investment or the affected series or class.

     Maryland law provides that AIM International may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

  Voting Rights of Shareholders

     The AIM Investment Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees, (iii) approval of investment advisory contracts, as required by the 1940 Act; (iv) termination of AIM Investment or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of AIM Investment or one of its investment portfolios, (vii) merger or consolidation of AIM Investment or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as AIM International are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

  Dissenters' Rights

     Neither Delaware law nor the Declaration of Trust confers upon AIM Investment shareholders appraisal or dissenters' rights.

     Under Maryland law, AIM International's shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the Acquiring Funds' assets, and are bound by the terms of the transaction.

  Amendments to Organization Documents

     Consistent with Delaware law, the Board of Trustees of AIM Investment may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of AIM Investment upon liquidation of AIM Investment or which diminishes or eliminates any voting rights pertaining to the shares of AIM Investment, without approval of the majority of the shares of AIM Investment. The trustees shall have the power to alter, amend or repeal the Bylaws of AIM Investment or adopt new Bylaws at any time.

     Consistent with Maryland law, AIM International reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIM International may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIM International Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The AIM International Bylaws provide that the Bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular Bylaw which is specified as not subject to amendment by the Board of Directors, the Bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

RIGHTS OF SHAREHOLDERS UNDER DECLARATIONS OF TRUST OF AIM INVESTMENT AND AIMF IF REDOMESTICATION IS APPROVED

     Generally, there will be no material differences between the rights of shareholders under the Agreement and Declaration of Trust of AIM Investment and the rights of shareholders under the proposed Agreement and Declaration of Trust of AIMF. However, under the Agreement and Declaration of Trust of AIMF, Class B shares, other than those purchased through reinvestment dividends and distributions will be subject to automatic conversion to Class A shares eight years after the date of purchase.

     Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares will be considered held in a separate sub-account, and will automatically convert to Class A shares in the same proportion as any Class B shares (other than those in the sub-account) convert to Class A shares unless the Acquiring Funds implement any amendment to its Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act. In that case, if the Trustees determine that the amendment would materially increase the charges that may be borne by the Class A shareholders under the 12b-1 plan, the Class B shares will stop converting to the Class A shares unless the Class B shares, voting separately, approve the amendment.

         OWNERSHIP OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of April 3, 2000 and April 24, 2000, to the knowledge of AIM Investment, owned beneficially 5% or more of any class of the outstanding shares of GLOBAL GROWTH & INCOME and GLOBAL GOVERNMENT INCOME, respectively:

                        AIM GLOBAL GROWTH & INCOME FUND

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A
  Merrill Lynch Pierce Fenner & Smith.......................    6.80%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class C
  Merrill Lynch Pierce Fenner & Smith.......................   11.52%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

  Wexford Clearing Services Corp. FBO.......................     -0-          11.51%
  Nancy Conger, I. Norman
  Pearlstine, CO-TTEES, Raymond
  Pearlstine, Gladys Pearlstine
  Trust UA
  Millington, NJ 07946-1402

---------------

  AIM Investment has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                       AIM GLOBAL GOVERNMENT INCOME FUND

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A
  Merrill Lynch Pierce Fenner & Smith.......................    5.66%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class B
  Merrill Lynch Pierce Fenner & Smith.......................    6.84%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class C
  Painewebber for the Benefit of............................     -0-          45.51%
  Painewebber CDN FBO
  Steven R. Awalt
  P.O. Box 3321
  Weehawken, NJ 07087-8154

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
  Painewebber for the Benefit of............................   45.36%           -0-*
  Robert P. Brouillard, MD and
  Susan M. Brouillard TTEES FBO
  P/S Plan
  9850 Genesee Avenue, #830
  La Jolla, CA 92037-1219

---------------

  AIM Investment has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of April 3, 2000 and April 24, 2000, to the knowledge of AIM International, owned beneficially 5% or more of the outstanding shares of GLOBAL GROWTH and GLOBAL INCOME, respectively:

                             AIM GLOBAL GROWTH FUND

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A
  Merrill Lynch Pierce Fenner & Smith.......................    9.24%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class B
  Merrill Lynch Pierce Fenner & Smith.......................   16.73%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class C
  Merrill Lynch Pierce Fenner & Smith.......................   27.72%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

---------------

  AIM International has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                             AIM GLOBAL INCOME FUND

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
Class A
  City National Bank........................................    8.47%           -0-*
  City National Corp.
  P.O. Box 60520
  Attn: Tr. Ops/Mutual Fd.
  Los Angeles, CA 90060

Class B
  Merrill Lynch Pierce Fenner & Smith.......................    5.54%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

Class C
  LEWCO Securities Corp.....................................    7.53%           -0-*
  34 Exchange Place, 4th Floor
  Jersey City, NJ 07311

  Merrill Lynch Pierce Fenner & Smith.......................    7.24%           -0-*
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

---------------

  AIM International has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

OWNERSHIP OF OFFICERS AND DIRECTORS/ TRUSTEES

     To the best of the knowledge of AIM International, the beneficial ownership of shares of GLOBAL GROWTH and GLOBAL INCOME by officers and directors of AIM International as a group constituted less than 1% of the outstanding Class A, Class B and Class C shares of each such fund as of April 3, 2000 and April 24, 2000, respectively. To the best of the knowledge of AIM Investment, the beneficial ownership of shares of GLOBAL GROWTH & INCOME and GLOBAL GOVERNMENT INCOME by officers or trustees of AIM Investment as a group constituted less than 1% of the outstanding Class A, Class B and Class C shares of each such fund as of April 3, 2000 and April 24, 2000, respectively.

                                 CAPITALIZATION

     The following table sets forth as of October 31, 1999, (i) the capitalization of the Acquiring Funds Class A shares, Class B Shares and Class C shares, (ii) the capitalization of the Acquired Funds Class A shares, Class B shares and Class C shares, and (iii) the pro forma capitalization of the Acquiring Funds Class A shares, Class B shares and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

          AIM GLOBAL GOVERNMENT INCOME FUND AND AIM GLOBAL INCOME FUND

                                    AIM GLOBAL        AIM GLOBAL
                                    GOVERNMENT        GOVERNMENT        AIM GLOBAL     PRO FORMA AIM GLOBAL
                                   INCOME FUND       INCOME FUND       INCOME FUND     INCOME FUND CLASS A
                                  CLASS A SHARES   ADVISOR CLASS(1)   CLASS A SHARES    SHARES AS ADJUSTED
                                  --------------   ----------------   --------------   --------------------
Net Assets......................   $85,669,094         $206,144        $51,076,640         $136,951,876
Shares Outstanding..............    10,462,287           25,070          5,255,715           14,092,362
Net Asset Value Per Share.......   $      8.19         $   8.22        $      9.72         $       9.72

                                                  AIM GLOBAL
                                                  GOVERNMENT       AIM GLOBAL     PRO FORMA AIM GLOBAL
                                                 INCOME FUND      INCOME FUND     INCOME FUND CLASS B
                                                CLASS B SHARES   CLASS B SHARES    SHARES AS ADJUSTED
                                                --------------   --------------   --------------------
Net Assets....................................   $55,849,297      $34,422,767         $90,272,064
Shares Outstanding............................     6,821,145        3,543,063           9,290,509
Net Asset Value Per Share.....................   $      8.19      $      9.72         $      9.72

                                                  AIM GLOBAL
                                                  GOVERNMENT       AIM GLOBAL     PRO FORMA AIM GLOBAL
                                                 INCOME FUND      INCOME FUND     INCOME FUND CLASS C
                                                CLASS C SHARES   CLASS C SHARES    SHARES AS ADJUSTED
                                                --------------   --------------   --------------------
Net Assets....................................     $242,724        $1,883,505          $2,126,229
Shares Outstanding............................       29,660           193,937             218,923
Net Asset Value Per Share.....................     $   8.18        $     9.71          $     9.71

           AIM GLOBAL GROWTH & INCOME FUND AND AIM GLOBAL GROWTH FUND

                                        AIM GLOBAL        AIM GLOBAL
                                         GROWTH &          GROWTH &         AIM GLOBAL     PRO FORMA AIM GLOBAL
                                       INCOME FUND       INCOME FUND       GROWTH FUND     GROWTH FUND CLASS A
                                      CLASS A SHARES   ADVISOR CLASS(1)   CLASS A SHARES    SHARES AS ADJUSTED
                                      --------------   ----------------   --------------   --------------------
Net Assets..........................   $254,060,449       $5,404,917       $388,549,182        $648,014,548
Shares Outstanding..................     32,565,310          693,765         16,580,603          27,652,470
Net Asset Value Per Share...........   $       7.80       $     7.79       $      23.43        $      23.43

                                                          AIM
                                                    GLOBAL GROWTH &     AIM GLOBAL     PRO FORMA AIM GLOBAL
                                                      INCOME FUND      GROWTH FUND     GROWTH FUND CLASS B
                                                    CLASS B SHARES    CLASS B SHARES    SHARES AS ADJUSTED
                                                    ---------------   --------------   --------------------
Net Assets........................................   $376,180,588      $425,345,431        $801,526,019
Shares Outstanding................................     48,228,206        18,669,410          35,183,019
Net Asset Value Per Share.........................   $       7.80      $      22.78        $      22.78

                                                        AIM
                                                  GLOBAL GROWTH &     AIM GLOBAL      PRO FORMA AIM GLOBAL
                                                    INCOME FUND       GROWTH FUND     GROWTH FUND CLASS C
                                                  CLASS C SHARES    CLASS C SHARES     SHARES AS ADJUSTED
                                                  ---------------   ---------------   --------------------
Net Assets......................................    $1,344,034        $31,356,460         $32,700,494
Shares Outstanding..............................       172,358          1,375,854           1,434,844
Net Asset Value Per Share.......................    $     7.80        $     22.79         $     22.79

---------------

(1) Effective February 11, 2000, GLOBAL GOVERNMENT INCOME and GLOBAL GROWTH & INCOME discontinued sales of Advisor Class shares and converted them into Class A shares.

                                 LEGAL MATTERS

     Certain legal matters concerning AIM International and its participation in the Reorganizations, the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AIM Investment and its participation in the Reorganizations will be passed upon by Kirkpatrick & Lockhart, LLP 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AIM Investment and AIM International have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AIM Investment's registration statement containing the Prospectus and Statement of Additional Information relating to the Acquired Funds is Registration No. 2-57526. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIM International's registration statement containing the Prospectus and Statement of Additional Information relating to the Acquiring Funds is Registration No. 811-6463. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIM International and AIM Investment are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AIM Investment and AIM International (including the Registration Statement of AIM International relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding AIM International, AIM Investment and other registrants that file electronically with the SEC.

    ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

     Currently, the Board of Directors of AIM International. is soliciting proxies from its shareholders to vote on various proposals, including changing the Acquiring Funds' fundamental investment restrictions and changing the Acquiring Funds' fundamental investment objectives so that they are non-fundamental. These proposals are expected to be approved by AIM International shareholders at a special meeting of shareholders to held on May 3, 2000, and this Proxy Statement/Prospectus has been prepared assuming such approval. If these proposals are not approved, AIM International will provide you with additional information.

     For more information with respect to AIM International and the Acquiring Funds concerning the following topics, please refer to the Acquiring Funds Prospectuses as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding AIM International and the Acquiring Funds; (ii) see "Investment Objectives and Strategies," "Fund Management," and "Other Information" for further information regarding management of the Acquiring Funds; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of the Acquiring Funds; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of the Acquiring Funds.

     For more information with respect to AIM Investment and the Acquired Funds concerning the following topics, please refer to the Acquired Funds Prospectuses as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding AIM Investment and the Acquired Funds; (ii) see discussion in "Investment Objectives and Strategies," "Fund Management," and "Other Information" for further information regarding management of the Acquired Funds; (iii) see "Fund management" and "Other Information" for further information regarding the shares of the Acquired Funds;
(iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of the Acquired Funds.

                                                                      APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                       AIM GLOBAL GOVERNMENT INCOME FUND

                                      AND

                        AIM GLOBAL GROWTH & INCOME FUND,

                             SEPARATE PORTFOLIOS OF

                              AIM INVESTMENT FUNDS

                                 MARCH 22, 2000

                               TABLE OF CONTENTS

                                                                                PAGE
ARTICLE 1 DEFINITIONS........................................................   I-1
  Section 1.1    Definitions.................................................   I-1

ARTICLE 2 TRANSFER OF ASSETS.................................................   I-3
  Section 2.1    Reorganizations.............................................   I-3
  Section 2.2    Computation of Net Asset Value..............................   I-4
  Section 2.3    Valuation...................................................   I-4
  Section 2.4    Delivery....................................................   I-5
  Section 2.5    Termination of Series.......................................   I-5
  Section 2.6    Issuance of Acquiring Fund Shares...........................   I-5
  Section 2.7    Investment Securities.......................................   I-5
  Section 2.8    Liabilities.................................................   I-6

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIM INVESTMENT...................   I-6
  Section 3.1    Organization; Authority.....................................   I-6
  Section 3.2    Registration and Regulation of AIM Investment...............   I-6
  Section 3.3    Financial Statements........................................   I-6
  Section 3.4    No Material Adverse Changes; Contingent Liabilities.........   I-6
  Section 3.5    Acquired Fund Shares; Liabilities; Business Operations......   I-6
  Section 3.6    Accountants.................................................   I-7
  Section 3.7    Binding Obligation..........................................   I-7
  Section 3.8    No Breaches or Defaults.....................................   I-7
  Section 3.9    Authorizations or Consents..................................   I-8
  Section 3.10   Permits.....................................................   I-8
  Section 3.11   No Actions, Suits or Proceedings............................   I-8
  Section 3.12   Contracts...................................................   I-8
  Section 3.13   Properties and Assets.......................................   I-8
  Section 3.14   Taxes.......................................................   I-8
  Section 3.15   Benefit and Employment Obligations..........................   I-9
  Section 3.16   Brokers.....................................................   I-9
  Section 3.17   Voting Requirements.........................................   I-9
  Section 3.18   State Takeover Statutes.....................................   I-9
  Section 3.19   Books and Records...........................................   I-9
  Section 3.20   Prospectus and Statement of Additional Information..........   I-9
  Section 3.21   No Distribution.............................................   I-9
  Section 3.22   Liabilities of the Acquired Funds...........................   I-9
  Section 3.23   Value of Shares.............................................   I-10
  Section 3.24   shareholder Expenses........................................   I-10
  Section 3.25   Intercompany Indebtedness...................................   I-10

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIM INTERNATIONAL................   I-10
  Section 4.1    Organization; Authority.....................................   I-10
  Section 4.2    Registration and Regulation of AIM International............   I-10
  Section 4.3    Financial Statements........................................   I-10
  Section 4.4    No Material Adverse Changes; Contingent Liabilities.........   I-10
  Section 4.5    Registration of Acquiring Fund Class A Shares and Acquiring
                 Fund Class B Shares and Acquiring Fund Class C Shares.......   I-11
  Section 4.6    Accountants.................................................   I-11
  Section 4.7    Binding Obligation..........................................   I-11
  Section 4.8    No Breaches or Defaults.....................................   I-12
  Section 4.9    Authorizations or Consents..................................   I-12

                                                                                PAGE
  Section 4.10   Permits.....................................................   I-12
  Section 4.11   No Actions, Suits or Proceedings............................   I-12
  Section 4.12   Taxes.......................................................   I-12
  Section 4.13   Brokers.....................................................   I-13
  Section 4.14   Representations Concerning the Reorganization...............   I-13
  Section 4.15   Prospectus and Statement of Additional Information..........   I-13
  Section 4.16   Value of Shares.............................................   I-14
  Section 4.17   Intercompany Indebtedness; Consideration....................   I-14

ARTICLE 5 COVENANTS..........................................................   I-14
  Section 5.1    Conduct of Business.........................................   I-14
  Section 5.2    Announcements...............................................   I-15
  Section 5.3    Expenses....................................................   I-15
  Section 5.4    Further Assurances..........................................   I-15
  Section 5.5    Notice of Events............................................   I-15
  Section 5.6    Access to Information.......................................   I-15
  Section 5.7    Consents, Approvals and Filings.............................   I-16
  Section 5.8    Submission of Agreement to Shareholders.....................   I-16

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................   I-16
  Section 6.1    Conditions Precedent of AIM International...................   I-16
  Section 6.2    Mutual Conditions...........................................   I-16
  Section 6.3    Conditions Precedent of AIM Investment......................   I-17
  Section 6.4    Transactions Independent....................................   I-18

ARTICLE 7 TERMINATION OF AGREEMENT...........................................   I-18
  Section 7.1    Termination.................................................   I-18
  Section 7.2    Survival After Termination..................................   I-18

ARTICLE 8 MISCELLANEOUS......................................................   I-19
  Section 8.1    Survival of Representations and Warranties..................   I-19
  Section 8.2    Governing Law...............................................   I-19
  Section 8.3    Binding Effect, Persons Benefitting, No Assignment..........   I-19
  Section 8.4    Obligations of AIM International and AIM Investment.........   I-19
  Section 8.5    Amendments..................................................   I-19
  Section 8.6    Enforcement.................................................   I-19
  Section 8.7    Interpretation..............................................   I-19
  Section 8.8    Counterparts................................................   I-20
  Section 8.9    Entire Agreement; Schedules.................................   I-20
  Section 8.10   Notices.....................................................   I-20
  Section 8.11   Representations by AIM Advisors.............................   I-20

Schedule 6.1(d)  Opinion of Counsel to AIM Investment
Schedule 6.2(g)  Tax Opinions
Schedule 6.3(d)  Opinion of Counsel to AIM International

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 22, 2000 (this "Agreement"), by and among AIM Investment Funds, a Delaware business trust ("AIM Investment"), acting on behalf of AIM Global Government Income Fund and AIM Global Growth & Income Fund, each a separate series of AIM Investment (the "Acquired Funds"), AIM International Funds, Inc., a Maryland corporation ("AIM International"), acting on behalf of AIM Global Income Fund and AIM Global Growth Fund, each a separate series of AIM International (the "Acquiring Funds"), and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIM Investment is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including AIM Global Government Income Fund and AIM Global Growth & Income Fund, for sale to the public; and

     WHEREAS, AIM International is an investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios, including AIM Global Income Fund and AIM Global Growth Fund for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AIM Investment and AIM International; and

     WHEREAS, each Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund with which it will combine in exchange for the assumption by the Acquiring Fund of all of the liabilities of such Acquired Fund and the issuance by AIM International of shares of such Acquiring Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIM Investment, AIM International and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Acquired Fund" means AIM Global Government Income Fund and AIM Global Growth & Income Fund, each a separate series of AIM Investment.

          "Acquired Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

          "Acquired Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in an Acquired Fund.

          "Acquired Fund Shareholders Meeting" means a meeting of the shareholders of an Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIM Investment to consider and vote upon the approval of this Agreement and the Reorganization of such Acquired Fund contemplated by this Agreement.

          "Acquired Fund Shares" means the issued and outstanding shares of beneficial interest in an Acquired Fund.

          "Acquiring Fund" means AIM Global Income Fund and AIM Global Growth Fund, each a separate series of AIM International.

          "Acquiring Fund Class A Shares" means Class A Shares of the capital stock of an Acquiring Fund issued by AIM International.

          "Acquiring Fund Class B Shares" means Class B Shares of the capital stock of an Acquiring Fund issued by AIM International.

          "Acquiring Fund Class C Shares" means Class C Shares of the capital stock of Acquiring Fund issued by AIM International.

          "Acquiring Fund Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

          "Acquiring Fund Shares" means shares of the capital stock of AIM International issued pursuant to Section 2.6 of this Agreement.

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

          "AIM Investment" means AIM Investment Funds, a Delaware business trust.

          "AIM Investment Registration Statement" means the registration statement on Form N-1A of AIM Investment, as amended, 1940 Act Registration No. 811-05426.

          "AIM International" means AIM International Funds, Inc., a Maryland corporation.

          "AIM International Registration Statement" means the registration statement on Form N-1A of AIM International, as amended, 1940 Act Registration No. 811-6463.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIM Investments on behalf of an Acquired Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIM Investments.

          "Closing" means the transfer of the assets of an Acquired Fund to the Acquiring Fund with which it will combine, the assumption of all of such Acquired Fund's liabilities by the Acquiring Fund and the issuance of the Acquiring Fund Shares directly to the Acquired Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means June 12, 2000 or such other date as the parties may mutually determine.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Acquiring Funds and the Acquired Funds.

          "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of an Acquired Fund by the Acquiring Fund with which it will combine in consideration of the assumption by such Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by AIM International of Acquiring Fund Shares directly to Acquired Fund Shareholders as described in this Agreement, and the termination of such Acquired Fund's status as designated series of shares of AIM Investment.

          "Required Shareholder Vote" shall have the meaning set forth in
     Section 3.17 of this Agreement.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

          "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1 Reorganizations. (a) Reorganization of AIM Global Government Income Fund. At the Effective Time, all of the assets of AIM Global Government Income Fund shall be delivered to the Custodian for the account of AIM Global Income Fund in exchange for the assumption by AIM Global Income Fund of all of the liabilities of any kind of AIM Global Government Income Fund and delivery by AIM International directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of AIM Global Government Income Fund of a number of AIM Global Income Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of AIM Global Government Income Fund of a number of AIM Global Income Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of AIM Global Government Income Fund of a number of AIM Global Income Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of AIM Global Government Income Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM Global Income Fund will receive good and marketable title to such assets free and clear of all Liens

     (b) Reorganization of AIM Global Growth & Income Fund. At the Effective Time, all of the assets of AIM Global Growth & Income Fund shall be delivered to the Custodian for the account of AIM Global Growth Fund in exchange for the assumption by AIM Global Growth Fund of all of the liabilities of any kind of AIM Global Growth & Income Fund and delivery by AIM International directly to
(i) the holders of record as of the Effective Time of the issued and outstanding Advisor Class and Class A shares of AIM Global Growth & Income Fund of a number of AIM Global Growth Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of AIM Global Growth & Income Fund of a number of AIM Global Growth Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of AIM Global Growth Fund of a number of AIM Global Growth Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of AIM Global Growth & Income Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM Global Growth Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2 Computation of Net Asset Value. (a) The net asset value of the Acquiring Fund Shares, and the net value of the assets of an Acquired Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the Valuation Date.

     (b) The net asset value of the Acquiring Fund Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AIM International Registration Statement.

     (c) The net value of the assets of an Acquired Fund to be transferred to an Acquiring Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AIM Investment Registration Statement.

     (d) All computations of value regarding the net assets of an Acquired Fund and the net asset value of the Acquiring Fund Shares to be issued pursuant to this Agreement shall be made by agreement of AIM Investment and AIM International. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3 Valuation Date. The assets of an Acquired Fund and the net asset value per share of the Acquiring Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Valuation Date (the "Valuation Date"). The share transfer books of the Acquired Funds will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of the Acquired Funds received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by the Acquired Funds. Redemption requests thereafter received by an Acquired Fund shall be deemed to be redemption requests for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares or Acquiring Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to the Acquired Fund Shareholders under this Agreement.

     SECTION 2.4 Delivery. (a) Assets held by an Acquired Fund shall be delivered by AIM Investment to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIM Investment shall instruct the Custodian to transfer such assets to the account of the respective Acquiring Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by an Acquired Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the respective Acquiring Fund at the Custodian.

     (b) If, on the Closing Date, an Acquired Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then AIM International shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if the Acquired Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIM International or the Custodian, including brokers' confirmation slips.

     SECTION 2.5 Termination of Series. As soon as reasonably practicable after the Closing Date, the status of each Acquired Fund as a designated series of shares of AIM Investment shall be terminated; provided, however, that the termination of the status of an Acquired Fund as a series of shares of AIM Investment shall not be required if the Reorganization of such Acquired Fund shall not have been consummated.

     SECTION 2.6 Issuance of Acquiring Fund Shares. At the Effective Time, each Acquired Fund Shareholder of record as of the close of regular trading on the NYSE on the Valuation Date holding such Acquired Fund Class A shares shall be issued that number of full and fractional Class A shares of the Acquiring Fund with which it will combine having a net asset value equal to the net asset value of such Acquired Fund Class A shares held by such Acquired Fund Shareholder on the Valuation Date, each Acquired Fund Shareholder of record as of the Valuation Date holding such Acquired Fund Class B shares shall be issued that number of full and fractional Class B shares of the Acquiring Fund with which it will combine having a net asset value equal to the net asset value of such Acquired Fund Class B shares held by such Acquired Fund Shareholder on the Valuation Date, and each Acquired Fund Shareholder of record as of the Valuation Date holding such Acquired Fund Class C shares shall be issued that number of full and fractional Class C shares of the Acquiring Fund with which it will combine having a net asset value equal to the net asset value of such Acquired Fund Class C shares held by such Acquired Fund Shareholder on the Valuation Date. All issued and outstanding shares of beneficial interest in each Acquired Fund shall thereupon be canceled on the books of AIM Investment. AIM Investment shall provide instructions to the transfer agent of AIM International with respect to the Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares to be issued to Acquired Fund Shareholders. AIM International shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIM International shall record on its books the ownership of Acquiring Fund Class A, Acquiring Fund Class B and Acquiring Fund Class C Shares by Acquired Fund Shareholders and shall forward a confirmation of such ownership to the Acquired Fund Shareholders. No redemption or repurchase of such shares credited to former Acquired Fund Shareholders in respect of the Acquired Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AIM International for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIM International.

     SECTION 2.7 Investment Securities. On or prior to the Valuation Date, AIM Investment shall deliver a list setting forth the securities each Acquired Fund then owns together with the respective Federal income tax bases thereof. AIM Investment shall provide to AIM International on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to an Acquiring Fund hereunder. Such records shall be made available by AIM Investment prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIM International upon reasonable request.

     SECTION 2.8 Liabilities. Each Acquired Fund shall use reasonable best efforts to discharge all of their known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF AIM INVESTMENT

     AIM Investment, on behalf of the Acquired Funds, represents and warrants to AIM International that:

     SECTION 3.1 Organization; Authority. AIM Investment is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2 Registration and Regulation of AIM Investment. AIM Investment is duly registered with the SEC as an investment company under the Investment Company Act and all Acquired Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIM Investment to revoke or rescind any such registration or qualification. Each Acquired Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Each Acquired Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIM Investment Registration Statement currently in effect. The value of the net assets of each Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of such Acquired Fund and all purchases and redemptions of Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3 Financial Statements. The books of account and related records of each Acquired Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 1999, of each Acquired Fund previously delivered to AIM International (the "Acquired Fund Financial Statements") present fairly in all material respects the financial position of such Acquired Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4 No Material Adverse Changes; Contingent Liabilities. Since October 31, 1999 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of an Acquired Fund or the status of an Acquired Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by an Acquired Fund or occurring in the ordinary course of business of the Acquired Fund or AIM Investment. There are no contingent liabilities of an Acquired Fund not disclosed in the Acquired Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5 Acquired Fund Shares; Liabilities; Business Operations. (a) The Acquired Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither an Acquired Fund nor any person related to an Acquired Fund (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of the Acquired Fund for consideration other than shares of the Acquired Fund, except for shares redeemed in the ordinary course of the Acquired Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to shares of the Acquired Fund, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in the Acquired Fund on the Effective Date.

     (c) At the time of its Reorganization, an Acquired Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquired Fund Shares, except for the right of investors to acquire such Acquired Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, each Acquired Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, an Acquired Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to the Acquiring Fund.

     (e) AIM Investment does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6 Accountants. PricewaterhouseCoopers LLP, which has reported upon the Acquired Fund Financial Statements for the period ended October 31, 1999, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIM Investment on behalf of each Acquired Fund and, assuming this Agreement has been duly executed and delivered by AIM International and approved by Acquired Fund Shareholders, constitutes the legal, valid and binding obligation of AIM Investment enforceable against AIM Investment in accordance with its terms from and with respect to the revenues and assets of the respective Acquired Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8 No Breaches or Defaults. The execution and delivery of this Agreement by AIM Investment on behalf of the Acquired Funds and performance by AIM Investment of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIM Investment, other than Acquired Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIM Investment and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of an Acquired Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIM Investment is a party or by which it may be bound and which relates to the assets of an Acquired Fund or to which any property of an Acquired Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIM Investment or any property of an Acquired Fund. AIM Investment is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIM Investment in connection with the due execution and delivery by AIM Investment of this Agreement and the consummation by AIM Investment of the transactions contemplated hereby.

     SECTION 3.10 Permits. AIM Investment has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to the Acquired Funds, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIM Investment there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11 No Actions, Suits or Proceedings. (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIM Investment, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIM Investment before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIM Investment, threatened in writing or, if probable of assertion, orally, against AIM Investment affecting any property, asset, interest or right of an Acquired Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to such Acquired Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIM Investment's conduct of the business of an Acquired Fund affecting in any significant respect the conduct of such business. AIM Investment is not, and has not been to the knowledge of AIM Investment, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of an Acquired Fund.

     SECTION 3.12 Contracts. AIM Investment is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of an Acquired Fund, by which the assets, business, or operations of an Acquired Fund may be bound or affected, or under which it or the assets, business or operations of an Acquired Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIM Investment there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13 Properties and Assets. Each Acquired Fund has good and marketable title to all properties and assets reflected in the Acquired Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Acquired Fund Financial Statements.

     SECTION 3.14 Taxes. (a) Each Acquired Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Each Acquired Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Each Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of each Acquired Fund as a "regulated investment company" for tax purposes and
(ii) eliminate any tax liability of an Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, AIM Investment will declare on or prior to the Valuation Date to the shareholders of each Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of such Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 1999 and for the short taxable year beginning on November 1, 1999 and ending on the Closing Date and (B) all of such Acquired Fund's net capital gain recognized in its taxable year ended October 31, 1999 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Each Acquired Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquired Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against either Acquired Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of either Acquired Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AIM Investment, the fiscal year of each Acquired Fund has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15 Benefit and Employment Obligations. On or prior to the Closing Date, an Acquired Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIM Investment in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIM Investment or any action taken by it.

     SECTION 3.17 Voting Requirements. The vote of a majority of each class of shares of an Acquired Fund cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in an Acquired Fund necessary to approve this Agreement and the Reorganization of such Acquired Fund contemplated by this Agreement.

     SECTION 3.18 State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganizations, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19 Books and Records. The books and records of AIM Investment relating to each Acquired Fund, reflecting, among other things, the purchase and sale of Acquired Fund Shares, the number of issued and outstanding shares owned by each Acquired Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for each Acquired Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21 No Distribution. The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22 Liabilities of the Acquired Funds. The liabilities of each Acquired Fund that are to be assumed by an Acquiring Fund in connection with a Reorganization, or to which the assets of the Acquired

Fund to be transferred in the Reorganizations are subject, were incurred by such Acquired Fund in the ordinary course of its business. The fair market value of the assets of each Acquired Fund to be transferred to an Acquiring Fund in a Reorganization will equal or exceed the sum of the liabilities to be assumed by such Acquiring Fund plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets transferred to AIM Global Income Fund will equal or exceed the sum of the liabilities to be assumed by AIM Global Income Fund plus the amount of liabilities to which the transferred assets are subject.

     SECTION 3.23 Value of Shares. The fair market value of the Acquiring Fund Class A Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class A shares constructively surrendered in exchange therefor, the fair market value of the Acquiring Fund Class B Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class B shares constructively surrendered in exchange therefor, and the fair market value of the Acquiring Fund Class C Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24 Shareholder Expenses. The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganizations.

     SECTION 3.25 Intercompany Indebtedness. There is no intercompany indebtedness between AIM Investment and AIM International that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

              REPRESENTATIONS AND WARRANTIES OF AIM INTERNATIONAL

     AIM International, on behalf of the Acquiring Funds, represents and warrants to AIM Investment as follows:

     SECTION 4.1 Organization; Authority. AIM International is duly organized, validly existing and in good standing under the Maryland General Corporation Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2 Registration and Regulation of AIM International. AIM International is duly registered with the SEC as an investment company under the Investment Company Act. Each Acquiring Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Each Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIM International Registration Statement. The value of the net assets of each Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of such Acquiring Fund and all purchases and redemptions of Acquiring Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3 Financial Statements. The books of account and related records of each Acquiring Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 1999, of each Acquiring Fund previously delivered to AIM Investment (the "Acquiring Fund Financial Statements") present fairly in all material respects the financial position of such Acquiring Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4 No Material Adverse Changes; Contingent Liabilities. Since October 31, 1999, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of an Acquiring Fund or the status of an Acquiring Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by an Acquiring Fund or occurring in the ordinary course of business of the Acquiring Fund or AIM International. There are no contingent liabilities of an Acquiring Fund not disclosed in the Acquiring Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5 Registration of Acquiring Fund Class A Shares and Acquiring Fund Class B Shares and Acquiring Fund Class C Shares. (a) The capital stock of AIM International is divided into six portfolios, including the Acquiring Funds. Each Acquiring Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Charter, AIM International is authorized to issue forty million (40,000,000) Class A shares, forty million (40,000,000) Class B shares and forty million (40,000,000) Class C shares of each Acquiring Fund.

     (b) The Acquiring Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIM International then in effect.

     (c) The Acquiring Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, AIM Global Income Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire AIM Global Income Fund Class A, Class B or Class C shares that, if exercised or converted would affect the AIM Global Government Income Fund Shareholders' acquisition or retention of control of AIM Global Income Fund as defined in Section 368(a)(2)(H)(i) of the Code, except for the right of investors to acquire AIM Global Income Fund Class A, Class B, or C shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AIM International's Registration Statement on Form N-14 shall be furnished to the Acquired Fund Shareholders entitled to vote at the Acquired Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Acquiring Funds, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIM Investment for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of an Acquiring Fund which have been or are being offered for sale (other than Acquiring Fund Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the AIM International Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIM International to revoke or rescind any such registration or qualification.

     SECTION 4.6 Accountants. KPMG LLP, which has reported upon the Acquiring Fund Financial Statements for the period ended October 31, 1999, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIM International on behalf of each Acquiring Fund and, assuming this Agreement has been duly executed and delivered by AIM Investment, constitutes the legal, valid and binding obligation of AIM International, enforceable against AIM International in accordance with its terms from and with respect to the revenues and assets of the respective Acquiring Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8 No Breaches or Defaults. The execution and delivery of this Agreement by AIM International on behalf of the Acquiring Funds and performance by AIM International of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AIM International and (i) do not, and on the Closing Date will not, result in any violation of the Charter or by-laws of AIM International and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of an Acquiring Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIM International is a party or by which it may be bound and which relates to the assets of an Acquiring Fund or to which any properties of an Acquiring Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIM International or any property of an Acquiring Funds. AIM International is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIM International in connection with the due execution and delivery by AIM International of this Agreement and the consummation by AIM International of the transactions contemplated hereby.

     SECTION 4.10 Permits. AIM International has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Acquiring Funds, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIM International there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11 No Actions, Suits or Proceedings. (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIM International, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIM International before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIM International, threatened in writing or, if probable of assertion, orally, against AIM International, affecting any property, asset, interest or right of an Acquiring Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to such Acquiring Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIM International's conduct of the business of an Acquiring Fund affecting in any significant respect the conduct of such business. AIM International is not, and has not been, to the knowledge of AIM International, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of an Acquiring Fund.

     SECTION 4.12 Taxes. (a) Each Acquiring Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Each Acquiring Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Each Acquiring

Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Each Acquiring Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquiring Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against either Acquiring Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of either Acquiring Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of each Acquiring Fund has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIM International in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIM International or any action taken by it.

     SECTION 4.14 Representations Concerning the Reorganization. (a) AIM Global Growth Fund does not own directly or indirectly, nor has it owned at any time during the five-year period ending on the Closing Date, any shares of AIM Growth & Income Fund.

     (b) AIM International has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Reorganization, except to the extent that each Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (c) Each Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (d) Following the Reorganization, each Acquiring Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of the Acquired Fund from which such Acquiring Fund acquired assets in the Reorganization or use a significant portion of such Acquired Fund's historic business assets in a business.

     (e) Following the Reorganization, the AIM Global Government Income Fund Shareholders will be in control of AIM Global Income Fund within the meaning of
Section 368(a)(2)(H)(i) of the Code.

     (f) Prior to or in the Reorganization, neither an Acquiring Fund nor any person related to an Acquiring Fund (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of its corresponding Acquired Fund with consideration other than shares of an Acquiring Fund. There is no plan or intention by an Acquiring Fund or any person related to an Acquiring Fund to acquire or redeem any of the shares of the Acquiring Fund issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of an Acquiring Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for each Acquiring Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16 Value of Shares. The fair market value of the Acquiring Fund Class A Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class A shares constructively surrendered in exchange therefor, the fair market value of the Acquiring Fund Class B Shares received by the Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class B shares constructively surrendered therefor, and the fair market value of the Acquiring Fund Class C Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class C shares constructively surrendered therefor.

     SECTION 4.17 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIM Investment and AIM International that was issued or acquired, or will be settled, at a discount. No consideration other than the Acquiring Fund Shares (and each Acquiring Fund's assumption of an Acquired Fund's liabilities, including for this purpose all liabilities to which the assets of each respective Acquired Fund are subject) will be issued in exchange for the assets of an Acquired Fund acquired by an Acquiring Fund in connection with a Reorganization. The fair market value of the assets of each Acquired Fund transferred to an Acquiring Fund in a Reorganization will equal or exceed the sum of the liabilities assumed by such Acquiring Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1 Conduct of Business. (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIM Investment shall conduct the business of each Acquired Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of each Acquired Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AIM Investment shall not do any of the following with respect to an Acquired Fund without the prior written consent of AIM International, which consent shall not be unreasonably withheld:

          (i) split, combine or reclassify any of its shares of beneficial interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its shares of beneficial interest;

          (ii) amend its Agreement and Declaration of Trust or by-laws;

          (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or series or division thereof or any assets that are material, individually or in the aggregate, to an Acquired Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

          (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

          (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of an Acquired Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

          (vi) settle or compromise any material income tax liability or make any material tax election;

          (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

          (viii) change its method of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

          (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

          (x) adopt any Benefit Plan.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIM International shall conduct the business of each Acquiring Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Acquiring Funds in the ordinary course in all material respects.

     SECTION 5.2 Announcements. AIM Investment and AIM International shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIM Investment nor AIM International shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3 Expenses. Each Acquired Fund and each Acquiring Fund shall each respectively bear the expenses it incurs in connection with this Agreement and a Reorganization and other transactions contemplated hereby.

     SECTION 5.4 Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

     SECTION 5.5 Notice of Events. AIM International shall give prompt notice to AIM Investment, and AIM Investment shall give prompt notice to AIM International, of (a) the occurrence or non-occurrence of any event which to the knowledge of AIM International or to the knowledge of AIM Investment, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AIM Investment, Sections 6.1 and 6.2 or (ii) in the case of AIM International, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganizations and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6 Access to Information. (a) AIM Investment will, during regular business hours and on reasonable prior notice, allow AIM International and its authorized representatives reasonable access to the books and records of AIM Investment pertaining to the assets of the Acquired Funds and to officers of AIM Investment knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIM Investment.

     (b) AIM International will, during regular business hours and on reasonable prior notice, allow AIM Investment and its authorized representatives reasonable access to the books and records of AIM International pertaining to the assets of the Acquiring Funds and to officers of AIM International knowledgeable thereof;

provided, however, that any such access shall not significantly interfere with the business or operations of AIM International.

     SECTION 5.7 Consents, Approvals and Filings. Each of AIM Investment and AIM International shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, each of AIM Investment and AIM International shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. Each of AIM Investment and AIM International shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8 Submission of Agreement to Shareholders. AIM Investment shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene each Acquired Fund Shareholders Meeting. AIM Investment shall, through its Board of Trustees, recommend to the Acquired Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIM Investment shall use its reasonable best efforts to hold each Acquired Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1 Conditions Precedent of AIM International. The obligation of AIM International to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIM International.

     (a) The representations and warranties of AIM Investment on behalf of the Acquired Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIM Investment shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquired Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIM International shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIM Investment, in such individual's capacity as an officer of AIM Investment and not as an individual, to the effect that the conditions specified in Section 6.1(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIM Investment certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIM Investment, and resolutions, consents and authorizations of or regarding AIM Investment with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIM International shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AIM Investment, or other counsel reasonably acceptable to AIM International, in form and substance reasonably acceptable to counsel for AIM International, as to the matters set forth in Schedule 6.1(d).

     (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.2 Mutual Conditions. The obligations of AIM Investment and AIM International to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIM Investment and AIM International, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIM Investment and AIM International shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of AIM Global Government Income Fund and related matters shall have been approved and adopted at the Acquired Fund Shareholders Meeting by the shareholders of AIM Global Government Income Fund on the record date by the Required Shareholder Vote, and this Agreement, the Reorganization of AIM Global Growth & Income Fund and related matters shall have been approved and adopted at the Acquired Fund Shareholders Meeting by the shareholders of AIM Global Growth & Income Fund on the record date by the Required Shareholder Vote.

     (c) The assets of each Acquired Fund to be acquired by the respective Acquiring Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by such Acquired Fund immediately prior to the Reorganization. For purposes of this
Section 6.2(c), assets used by an Acquired Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of such Acquired Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of such Acquired Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AIM International with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AIM Investment and AIM International shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP in form and substance reasonably acceptable to AIM Investment and AIM International, as to the matters set forth on Schedule 6.2(f).

     (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.3 Conditions Precedent of AIM Investment. The obligation of AIM Investment to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIM Investment.

     (a) The representations and warranties of AIM International on behalf of the Acquiring Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIM International shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquiring Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIM Investment shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIM International, in such individual's capacity as an officer of AIM International and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIM International certifying as to the accuracy and completeness of the attached Charter and by-laws, as amended, of AIM International and resolutions, consents and authorizations of or regarding AIM International with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIM Investment shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIM International, or other counsel reasonably acceptable to AIM Investment, in form and substance reasonably acceptable to counsel for AIM International, as to the matters set forth on
Schedule 6.3(d).

     SECTION 6.4 Transactions Independent. AIM International and AIM Investment agree that consummation of the Reorganization of AIM Global Government Income Fund is not conditioned upon consummation of the Reorganization of AIM Global Growth & Income Fund, and that consummation of the Reorganization of AIM Global Growth & Income Fund is not conditioned upon consummation of the Reorganization of AIM Global Government Income Fund. Accordingly, the occurrence or non-occurrence of an event that would result in any of the conditions precedent to the Reorganization of AIM International Fund not being satisfied will not absolve the parties of their obligation under this Agreement to consummate the Reorganization of AIM Global Growth & Income Fund (assuming that all of the conditions precedent to such Reorganization had been satisfied), and the occurrence or non-occurrence of an event that would result in any of the conditions precedent to the Reorganization of AIM Global Growth & Income Fund not being satisfied will not absolve the parties of their obligation under this Agreement to consummate the Reorganization of AIM Global Government Income Fund (assuming that all of the conditions precedent to such Reorganization have been satisfied).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1 Termination. (a) This Agreement may be terminated in whole or with respect to a Reorganization described herein on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIM Investment and AIM International; or

          (ii) at the election of AIM Investment or AIM International:

             (A) if the Closing Date shall not be on or before September 1, 2000, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at an Acquired Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If the circumstances described in Section 7.1(a) above are applicable to only one Acquired Fund, this Agreement may be terminated only as to the effected Acquired Fund.

     SECTION 7.2 Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of an Acquired Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Acquired Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1 Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2 Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3 Binding Effect, Persons Benefitting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto; provided, however, that AIM International may assign its rights and obligations under this Agreement to AIM International Mutual Funds, a Delaware business trust, as successor to AIM International under that certain Agreement and Plan of Reorganization dated December 7, 1999, without the prior consent of AIM Investment.

     SECTION 8.4 Obligations of AIM International and AIM Investment. (a) AIM Investment and AIM International hereby acknowledge and agree that the Acquiring Funds are separate investment portfolios of AIM International, that AIM International is executing this Agreement on behalf of each of the Acquiring Funds, and that any amounts payable by AIM International under or in connection with this Agreement shall be payable solely from the revenues and assets of the respective Acquiring Fund. AIM Investment further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIM International in his or her capacity as an officer of AIM International intending to bind AIM International as provided herein, and that no officer, director or shareholder of AIM International shall be personally liable for the liabilities or obligations of AIM International incurred hereunder.

     (b) AIM Investment and AIM International hereby acknowledge and agree that the Acquired Funds are separate investment portfolios of AIM Investment, that AIM Investment is executing this Agreement on behalf of each of the Acquired Funds and that any amounts payable by AIM Investment under or in connection with this Agreement shall be payable solely from the revenues and assets of the respective Acquired Fund. AIM International further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIM Investment in his or her capacity as an officer of AIM Investment intending to bind AIM Investment as provided herein, and that no officer, trustee or shareholder of AIM Investment shall be personally liable for the liabilities of AIM Investment incurred hereunder.

     SECTION 8.5 Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIM Investment and AIM International.

     SECTION 8.6 Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7 Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9 Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

         (a) If to AIM Investment:

              AIM Investment Funds
              11 Greenway Plaza, Suite 100
              Houston, Texas 77046-1173
              Attn: Carol F. Relihan, Esq.
              Fax: (713) 993-9185

              with a copy to:

              Kirkpatrick & Lockhart LLP
              1800 Massachusetts Avenue, N.W.
              Washington, D.C. 20036-1800
              Attn: Arthur J. Brown, Esq.
              Fax: (202) 778-9100

          (b) If to AIM International:
              AIM International Funds, Inc.
              11 Greenway Plaza, Suite 100
              Houston, Texas 77046-1173
              Attn: Carol F. Relihan, Esq.
              Fax: (713) 993-9185

              with a copy to:

              Ballard Spahr Andrews & Ingersoll, LLP
              1735 Market Street, 51st Floor
              Philadelphia, Pennsylvania 19103-7599
              Attn: William H. Rheiner, Esq.
              Fax: (215) 864-8999

     SECTION 8.11 Representations by AIM Advisors. In its capacity as investment adviser to AIM Investment, AIM Advisors represents to AIM International that to the best of its knowledge the representations and warranties of AIM Investment and the Acquired Funds contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIM International, AIM Advisors represents to AIM Investment that to the best of its knowledge the representations and warranties of AIM International and the Acquiring Funds contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AIM Investment and AIM International do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AIM INVESTMENT FUNDS, acting on behalf
                                        of
                                        AIM Global Government Income Fund and
                                        AIM
                                        Global Growth & Income Fund

                                        By:        /s/ ROBERT H. GRAHAM
                                           -------------------------------------

                                        AIM INTERNATIONAL FUNDS, INC., acting on behalf of AIM Global Income Fund and AIM Global Growth Fund

                                        By:        /s/ ROBERT H. GRAHAM
                                           -------------------------------------

                                        A I M Advisors, Inc.

                                        By:        /s/ ROBERT H. GRAHAM
                                           -------------------------------------

                                SCHEDULE 6.1(d)

                      OPINION OF COUNSEL TO AIM INVESTMENT

     1. AIM Investment is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AIM Investment is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIM Investment have been duly authorized and approved by all requisite trust action on the part of AIM Investment. The Agreement has been duly executed and delivered by AIM Investment and constitutes the valid and binding obligation of AIM Investment.

     4. The Acquired Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIM Investment is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AIM Investment or who has devoted substantive attention on behalf of AIM Investment during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Acquired Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(g)

                                  TAX OPINIONS

     (i) The transfer of the assets of each Acquired Fund to each respective Acquiring Fund in exchange for the Acquiring Fund Shares distributed directly to the Acquired Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that each Acquired Fund and each Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by an Acquired Fund on the transfer of its assets to the respective Acquiring Fund solely in exchange for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares or on the distribution of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares to the Acquired Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by each Acquiring Fund upon the receipt of assets of each respective Acquired Fund in exchange for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares issued directly to the Acquired Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Acquired Fund Shareholders on the receipt of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares in exchange for Acquired Fund Shares of each respective Acquired Fund.

     (v) In accordance with Section 362(b) of the Code, the basis to each Acquiring Fund of the assets of each respective Acquired Fund transferred to it will be the same as the basis of such assets in the hands of such Acquired Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, an Acquired Fund Shareholder's basis for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares received by such Acquired Fund Shareholder will be the same as his basis for Acquired Fund Shares of each respective Acquired Fund exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, an Acquired Fund Shareholder's holding period for Acquiring Fund Class A Shares, Acquired Fund Class B Shares and Acquiring Fund Class C Shares will be determined by including such Acquired Fund Shareholder's holding period for the Acquired Fund Shares of each respective Acquired Fund exchanged therefor, provided that Acquired Fund Shareholder held such Acquired Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of each Acquired Fund transferred to each respective Acquiring Fund in the Reorganizations will include the holding period for such assets in the hands of such Acquired Fund.

                                SCHEDULE 6.3(d)

                    OPINION OF COUNSEL TO AIM INTERNATIONAL

     1. AIM International is a corporation validly existing and in good standing under the Maryland General Corporation Law.

     2. AIM International is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIM International have been duly authorized and approved by all requisite trust action on the part of AIM International. The Agreement has been duly executed and delivered by AIM International and constitutes the valid and binding obligation of AIM International.

     4. The Acquiring Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIM International is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AIM International or who has devoted substantive attention on behalf of AIM International during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against an Acquiring Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II

      AIM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

      AIM Global Income Fund seeks to provide high current income, with a secondary objective of protection of principal and growth of capital.

                                                    AIM--Registered Trademark--
      PROSPECTUS
      FEBRUARY 28, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

                                     The Board of Directors voted to
                                     request shareholder approval of
                                     certain items. For further
                                     information on these items, see
                                     Submission of Matters to
                                     Shareholders in this prospectus.

[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -
The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                5

Dividends and Distributions                  5

Submission of Matters to Shareholders        5

FINANCIAL HIGHLIGHTS                         7
- - - - - - - - - - - - - - - - - - - - - - - -
SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income. Its secondary objective is protection of principal and growth of capital.

  The fund seeks to meet these objectives by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by supranational organizations, such as the World Bank. The fund emphasizes investment in securities issued by governments and companies in developed countries such as the United States, the countries of Western Europe, Canada, Japan, Australia and New Zealand. The fund may also invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the United States, and will normally maintain at least 20% of its total assets in securities of U.S. issuers. The fund may invest up to 10% of its total assets in common stocks, preferred stocks and similar equity securities of foreign and domestic issuers and up to 10% of its total assets in convertible debt securities of foreign and domestic issuers. The fund may also invest up to 35% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer. However, the fund will invest no more than 5% of its total assets in the securities of any one corporate issuer, and will invest no more than 25% of its total assets in securities of any one foreign government or supranational organization.

  The portfolio managers focus on debt securities throughout the world that they believe have favorable prospects for current income or growth of capital. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

often higher in developing countries and there may be delays in settlement procedures.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                        ANNUAL
YEAR ENDED                              TOTAL
DECEMBER 31                             RETURNS
-----------                             -------
1995..................................  19.39%
1996..................................  10.30%
1997..................................   7.68%
1998..................................   4.76%
1999..................................  -3.62%


  During the periods shown in the bar chart, the highest quarterly return was 6.26% (quarter ended March 31, 1995) and the lowest quarterly return was -2.40% (quarter ended June 30, 1999).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
(for the periods ended                                            SINCE      INCEPTION
December 31, 1999)                            1 YEAR   5 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------------
Class A                                       (8.18)%   6.40%      6.11%     09/15/94
Class B                                       (8.73)    6.59       6.39      09/15/94
Class C                                       (5.04)      --       1.60      08/04/97
Salomon Bros. World Gov't Bond Market
  Index(1)                                    (4.27)    6.42       6.24(2)   08/31/94(2)
-------------------------------------------------------------------------------------

(1) The Salomon Brothers World Government Bond Market Index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US $25 million. The index measures the performance of the domestic government bond markets in fourteen countries combined.
(2) The average annual total return given is since the date closest to the inception date of the classes with the longest performance history.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less) None(1)  5.00%  1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.70%     0.70%     0.70%
Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00
Other Expenses            0.47      0.47      0.47
Total Annual Fund
Operating Expenses        1.67      2.17      2.17
Fee Waivers(2)            0.42      0.42      0.42
Net Expenses              1.25      1.75      1.75
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to limit Total Annual Fund operating expenses of Class A, Class B and Class C to 1.25%, 1.75% and 1.75%, respectively.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $637     $976     $1,339     $2,357
Class B    720      979      1,364      2,377
Class C    320      679      1,164      2,503
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $637     $976     $1,339     $2,357
Class B    220      679      1,164      2,377
Class C    220      679      1,164      2,503
----------------------------------------------


                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.28% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SUBMISSION OF MATTERS TO SHAREHOLDERS

At a meeting held on February 3, 2000, the Board of Directors of AIM International Funds, Inc. (the company), on behalf of the fund, voted to request shareholders to approve the following items that will affect the fund:

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

- A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

OTHER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information; and

- Changing the fund's investment objective so that it is non-fundamental. The investment objective of the fund would be changed by deleting references to the types of securities that the fund will purchase to achieve its objective of long-term growth of capital. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about May 3, 2000 to vote on these and other proposals. Only shareholders of record as of February 18, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about May 22, 2000.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                      CLASS A
                                                  -----------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                   1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.60   $ 10.93   $ 10.85   $ 10.74   $ 10.02
Income from investment operations:
  Net investment income                              0.67      0.71      0.72      0.79(a)    0.79
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.86)    (0.27)     0.21      0.25      0.75
    Total from investment operations                (0.19)     0.44      0.93      1.04      1.54
Less distributions:
  Dividends from investment income                  (0.61)    (0.61)    (0.72)    (0.81)    (0.82)
  Distributions from net realized gains                --     (0.07)    (0.13)    (0.12)       --
  Return of capital                                 (0.08)    (0.09)       --        --        --
    Total distributions                             (0.69)    (0.77)    (0.85)    (0.93)    (0.82)
Net asset value, end of period                    $  9.72   $ 10.60   $ 10.93   $ 10.85   $ 10.73
Total return(b)                                     (1.94)%    3.95%     9.05%    10.22%    16.07%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $51,077   $58,115   $30,924   $21,926   $10,004
Ratio of expenses to average net assets(c)           1.25%(d)  1.23%     1.25%     1.25%     1.25%
Ratio of net investment income to average net
  assets(e)                                          6.54%(d)  6.38%     6.54%     7.27%     7.38%
Portfolio turnover rate                                93%       47%       61%       83%      128%
-------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.67%, 1.73%, 1.86%, 2.02% and 3.03% for the periods 1999-1995.
(d) Ratios are based on average net assets of $60,052,093.
(e) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.12%, 5.89%, 5.93%, 6.51% and 5.59% for the periods 1999-1995.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                     CLASS B
                                                  ----------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                   1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.59   $ 10.92   $ 10.84   $ 10.73   $10.01
Income from investment operations:
  Net investment income                              0.62      0.65      0.67      0.74(a)   0.74
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.85)    (0.27)     0.21      0.24     0.75
    Total from investment operations                (0.23)     0.38      0.88      0.98     1.49
Less distributions:
  Dividends from investment income                  (0.56)    (0.55)    (0.67)    (0.75)   (0.77)
  Distributions from net realized gains                --     (0.07)    (0.13)    (0.12)      --
  Return of capital                                 (0.08)    (0.09)       --        --       --
    Total distributions                             (0.64)    (0.71)    (0.80)    (0.87)   (0.77)
Net asset value, end of period                    $  9.72   $ 10.59   $ 10.92   $ 10.84   $10.73
Total return(b)                                     (2.37)%    3.38%     8.48%     9.66%   15.56%
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $34,423   $36,525   $25,121   $16,787   $4,207
Ratio of expenses to average net assets(c)           1.75%(d)  1.75%     1.76%     1.75%    1.73%
Ratio of net investment income to average net
  assets(e)                                          6.04%(d)  5.87%     6.03%     6.77%    6.88%
Portfolio turnover rate                                93%       47%       61%       83%     128%
------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.17%, 2.25%, 2.37%, 2.53% and 3.57% for 1999-1995.
(d) Ratios are based on average net assets of $38,526,539.
(e) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.62%, 5.37%, 5.42%, 6.00% and 5.05% for 1999-1995.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                              CLASS C
                                                              ----------------------------------------
                                                                                        FOR THE PERIOD
                                                                    YEAR ENDED            AUGUST 4,
                                                                   OCTOBER 31,             THROUGH
                                                              ----------------------     OCTOBER 31,
                                                               1999            1998          1997
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.59          $10.92        $10.76
Income from investment operations:
  Net investment income                                         0.62            0.66          0.15(a)
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.86)          (0.28)         0.17
    Total from investment operations                           (0.24)           0.38          0.32
Less distributions:
  Dividends from investment income                             (0.56)          (0.55)        (0.13)
  Distributions from net realized gains                           --           (0.07)        (0.03)
  Return of capital                                            (0.08)          (0.09)           --
    Total distributions                                        (0.64)          (0.71)        (0.16)
Net asset value, end of period                                $ 9.71          $10.59        $10.92
Total return(b)                                                (2.47)%          3.39%         2.99%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $1,884          $1,785        $  242
Ratio of expenses to average net assets(c)                      1.75%(d)        1.73%         1.76%(e)
Ratio of net investment income to average net assets(f)         6.04%(d)        5.88%         6.03%(e)
Portfolio turnover rate                                           93%             47%           61%
------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.17%, 2.22% and 2.37% (annualized) for 1999-1997.
(d) Ratios are based on average net assets of $1,924,739.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.62%, 5.40% and 5.42% (annualized) for 1999-1997.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--02/00                            A- 8

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Global Income Fund
 SEC 1940 Act file number: 811-6463
-----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   GLI-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                    APPENDIX III

      AIM GLOBAL GROWTH FUND

      --------------------------------------------------------------------

      AIM Global Growth Fund seeks to provide long-term growth of capital.

                                                   AIM --Registered Trademark--

       PROSPECTUS
       FEBRUARY 28, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

                                     The Board of Directors voted to
                                     request shareholder approval of
                                     certain items. For further
                                     information on these items, see
                                     Submission of Matters to
                                     Shareholders in this prospectus.

      [AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
                                            -- Registered Trademark --

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

Table of Contents
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

Submission of Matters to Shareholders        5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The fund will normally invest in the securities of medium- and large-sized growth companies located in at least four countries, including the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.

  The fund may also invest up to 35% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities.

  The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of these factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                         ANNUAL
YEAR ENDED                               TOTAL
DECEMBER 31                              RETURNS
-----------                              -------
1995 ..................................  30.09%
1996 ..................................  19.87%
1997 ..................................  13.85%
1998 ..................................  22.08%
1999 ..................................  52.20%

  During the periods shown in the bar chart, the highest quarterly return was 38.05% (quarter ended December 31, 1999) and the lowest quarterly return was -12.38% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------
(for the periods ended                             SINCE     INCEPTION
December 31, 1999)            1 YEAR   5 YEARS   INCEPTION       DATE
------------------------------------------------------------------------
Class A                       44.99%    25.72%     23.59%    09/15/94
Class B                       46.36     26.12      23.99     09/15/94
Class C                       50.34        --      26.76     08/04/97
MSCI AC World Index(1)        27.31     18.90      16.78     08/31/94(2)
------------------------------------------------------------------------

1 The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
2 The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
---------------------------------------------------
Management Fees          0.85%     0.85%     0.85%

Distribution and/or
Service (12b-1) Fees     0.50      1.00      1.00

Other Expenses           0.32      0.38      0.38

Total Annual Fund
Operating Expenses       1.67      2.23      2.23
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $637    $  976    $1,339     $2,357
Class B    726       997     1,395      2,424
Class C    326       697     1,195      2,565
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $637     $976     $1,339     $2,357
Class B    226      697      1,195      2,424
Class C    226      697      1,195      2,565
----------------------------------------------


                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.85% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, she was Senior Financial Analyst for Shell Oil Co. Pension Trust.

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1994 and has been associated with the advisor and/or its affiliates since 1989.

- Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1994 and has been associated with the advisor and/or its affiliates since 1986.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Growth Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions will consist primarily of capital gains. DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SUBMISSION OF MATTERS TO SHAREHOLDERS

At a meeting held on February 3, 2000, the Board of Directors of AIM International Funds, Inc. (the company), on behalf of the fund, voted to request shareholders to approve the following items that will affect the fund:

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

- A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information; and

- Changing the fund's investment objective so that it is non-fundamental. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders.

  The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about May 3, 2000 to vote on these and other proposals. Only shareholders of record as of February 18, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about May 22, 2000.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                            CLASS A
                                                  -----------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                    1999       1998       1997       1996      1995
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  17.91   $  16.65   $  14.20   $  12.32   $ 10.23
Income from investment operations:
  Net investment income (loss)                       (0.10)     (0.05)     (0.04)     (0.01)    (0.02)
  Net gains on securities (both realized and
    unrealized)                                       6.12       1.74       2.49       2.11      2.11
    Total from investment operations                  6.02       1.69       2.45       2.10      2.09
Less distributions:
  Dividends from net investment income                  --         --         --         --    (0.004)
  Distributions from net realized gains              (0.50)     (0.43)        --      (0.22)       --
    Total distributions                              (0.50)     (0.43)        --      (0.22)   (0.004)
Net asset value, end of period                    $  23.43   $  17.91   $  16.65   $  14.20   $ 12.32
Total return(a)                                      34.43%     10.43%     17.25%     17.26%    20.48%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $388,549   $219,050   $178,917   $114,971   $23,754
Ratio of expenses to average net assets(b)            1.67%(c)   1.70%      1.76%      1.93%     2.12%
Ratio of net investment income (loss) to average
  net assets(d)                                      (0.57)%(c) (0.27)%    (0.30)%    (0.13)%   (0.28)%
Portfolio turnover rate                                 93%        97%        96%        82%       79%
-------------------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94% and 2.98% for 1996-1995.
(c) Ratios are based on average net assets of $317,044,851.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)% and (1.14)% for 1996-1995.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                              CLASS B
                                                    -----------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      1999         1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  17.52   $  16.39   $  14.05   $  12.26     $ 10.22
Income from investment operations:
  Net investment income (loss)                         (0.23)(a)  (0.15)(a)  (0.11)     (0.05)      (0.04)
  Net gains (losses) on securities (both
    realized and unrealized)                            5.99       1.71       2.45       2.06        2.08
    Total from investment operations                    5.76       1.56       2.34       2.01        2.04
Less distributions:
  Distributions from net realized gains                (0.50)     (0.43)        --      (0.22)         --
    Total distributions                                (0.50)     (0.43)        --      (0.22)         --
Net asset value, end of period                      $  22.78   $  17.52   $  16.39   $  14.05     $ 12.26
Total return(b)                                        33.69%      9.78%     16.65%     16.60%      19.96%
---------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)            $425,345   $282,456   $224,225   $121,848     $17,157
Ratio of expenses to average net assets                 2.23%(c)   2.26%      2.29%      2.48%(d)    2.64%(d)
Ratio of net investment income (loss) to average
  net assets                                           (1.13)%(c) (0.83)%    (0.83)%    (0.69)%(e)  (0.79)%(e)
Portfolio turnover rate                                   93%        97%        96%        82%         79%
---------------------------------------------------------------------------------------------------------------

(a)Calculated using average shares outstanding.
(b)Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average net assets of $356,402,709.
(d)After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49% and 3.38% for 1996-1995.
(e)After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)% and (1.54)% for 1996-1995.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                               CLASS C
-------------------------------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                                                           AUGUST 4,
                                                              YEAR ENDED OCTOBER 31,        THROUGH
                                                              -----------------------     OCTOBER 31,
                                                                 1999         1998           1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 17.52      $ 16.39         $17.39
Income from investment operations:
  Net investment income (loss)                                   (0.23)(a)    (0.15)(a)      (0.03)
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.00         1.71          (0.97)
    Total from investment operations                              5.77         1.56          (1.00)
Less distributions:
  Distributions from net realized gains                          (0.50)       (0.43)            --
    Total distributions                                          (0.50)       (0.43)            --
Net asset value, end of period                                 $ 22.79      $ 17.52         $16.39
Total return(b)                                                  33.69%        9.78%         (5.75)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $31,356      $11,765         $1,100
Ratio of expenses to average net assets                           2.23%(c)     2.26%          2.29%(d)
Ratio of net investment income (loss) to average net assets      (1.13)%(c)   (0.83)%        (0.83)%(d)
Portfolio turnover rate                                             93%          97%            96%
-------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $20,512,721.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--02/00                            A- 8

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 ----------------------------------
 AIM Global Growth Fund
 SEC 1940 Act file number: 811-6463
 ----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com    GLG-PRO-1   INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                                                                     APPENDIX IV


                       ANNUAL REPORT / MANAGERS' OVERVIEW


DESPITE CHALLENGING MARKET,
FUND PROVIDES SOLID INCOME

THE MARKET ENVIRONMENT WAS DIFFICULT FOR BOND INVESTORS. HOW DID AIM GLOBAL INCOME FUND PERFORM?
Although bond performance was dreary due to rising interest rates, the fund continued to provide attractive monthly income. As of October 31, 1999, the fund's 30-day distribution rates at net asset value were 7.04%, 6.48% and 6.49% for Class A, B and C shares, respectively. The fund's 30-day SEC yield at maximum offering price was 6.68% for Class A shares and 6.53% for both Class B and Class C shares.
    The rising interest-rate environment negatively affected most bond-market sectors, and this trend detracted from the fund's total returns for the fiscal year. Excluding sales charges, total returns were -1.94%, -2.37%, and -2.47% for Class A, B and C shares, respectively. Over the same period, the total return of the Salomon Brothers World Government Bond Index was -2.46%.

HOW DID FOREIGN BONDS FARE?
Although the U.S. dollar weakened against the Japanese yen, it remained strong against other major currencies, including the euro. The strength of the dollar against most other currencies hurt returns for U.S. investors in foreign bonds. We continued to mitigate the effect of a strong dollar by selectively hedging currency.
    Even without taking currency factors into consideration, the performance of foreign bonds (except for emerging markets debt) was lackluster as evidenced by the performance of the Salomon Brothers World Government Bond Index for the fiscal year.
    Two of the better-performing bond markets were Canada and the United Kingdom, and the fund benefited from its significant exposure to these markets. In the United Kingdom, the bond market got a boost from low inflation and a Bank of England that acted diligently to keep it in check. Bonds in the Euroland regions performed poorly in the face of a strengthening economy before showing signs of recovering toward the end of the fiscal year as economic conditions moderated.

WHAT WERE KEY TRENDS IN THE DOMESTIC INVESTMENT-GRADE BOND MARKET?
    As of the end of the fiscal year, 1999 had been the worst year for bonds in the United States since 1994 and the second worst year on record. Investors were concerned that continued strong economic growth would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation at bay, and this had an unsettling effect on the bond market. Ultimately, in two separate moves, the Fed raised the key federal funds rate from 4.75% to 5.25%.
    The bond market was also rattled by record supply, the potential impact of the Y2K problem--the need to reprogram older computers to recognize the year 2000--and the decline in value of the U.S. dollar against the Japanese yen. An overabundance of new issues hurt the performance of investment-grade corporate bonds. Companies rushed to issue new bonds before Y2K concerns became more pronounced toward the end of 1999. This overabundance of supply was generally met by weak demand, stemming from concerns that rising interest rates might undermine corporate profits and affect the ability of companies to meet their debt obligations. However, there was some increase in demand for investment-grade corporate bonds toward the end of the fiscal year as their yields rose to attractive levels.
    The weakness in the bond market was reflected in the yield of the benchmark 30-year U.S. Treasury bond, which rose from 5.15% at the beginning of the fiscal year to 6.16% at its conclusion. In October, bond yields neared their highs for the year. The yield differentials between Treasuries and lower-rated bonds, wide at the beginning of the fiscal year, narrowed somewhat as the reporting period progressed. However, by the end of the fiscal year, yield spreads again approached their widest levels of the reporting period, as nearly every bond sector displayed weakness amid continuing concerns about inflation.

HOW DID HIGH-YIELD BONDS PERFORM?
After beginning the fiscal year in the doldrums, high-yield bonds rallied midway through the reporting period, and for a time were market leaders. However, the performance of high-yield bonds plummeted amid concerns about interest rates, inflation and a growing default

                     -------------------------------------

                          TWO OF THE BETTER-PERFORMING

                          BOND MARKETS WERE CANADA AND

                          THE UNITED KINGDOM, AND THE

                      FUND BENEFITED FROM ITS SIGNIFICANT

                           EXPOSURE TO THESE MARKETS.

                     -------------------------------------


          See important fund and index disclosures inside front cover.



                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS                      Coupon  Maturity        % of
                                                                  Portfolio
--------------------------------------------------------------------------------
1. CSC Holdings, Inc., Sr. Unsec. Deb.     7.625%    07/2018       1.70%

2. Delta Air Lines, Inc., Deb.            10.375     12/2022       1.38

3. Time Warner Inc., Deb.                  9.125     01/2013       1.29

4. Stadshypotek A.B. Series 1562, Notes    3.50      09/2004       1.24

5. Dresdner Finance B.V.                   3.532     07/2003       1.20

   Series 11 Floating Rate Gtd. Notes

Please keep in mind that the fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

================================================================================
PIE CHART
--------------------------------------------------------------------------------
[S]                                  [C]
Other                                7.58%
Investment-grade bonds               26.75%
Foreign bonds                        42.40%
High-yield bonds                     23.27%
================================================================================

rate. Toward the end of the fiscal year, the default rate for the issuers of high-yield bonds rose to approximately 4%, its highest level since 1991. An overabundance of supply and concerns about liquidity also hurt the high-yield market.

HOW WAS THE FUND STRUCTURED AT THE END OF THE FISCAL YEAR?
As of October 31, the fund had 191 holdings, with total assets divided as follows: foreign bonds, 42.40%; domestic investment-grade bonds, 26.75%, high-yield bonds, 23.27%; and other assets, 7.58%. The weighted average maturity of the portfolio was 10.60 years and its duration was 5.898 years. The fund had an average portfolio quality rating of BBB as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. These historical ratings are based on an analysis of the credit quality of the individual securities in the fund's portfolio. The average coupon was 8.13%.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
We believe bonds will continue to be an attractive source of income. Globally, the economy is improving. In Europe, inflation is low, and the economy is showing signs of recovery. Mergers and restructurings are proceeding at a brisk pace, which should enhance corporate profitability and the attractiveness of European corporate bonds. We expect the European Economic and Monetary Union to continue to stimulate the development of the corporate- and high-yield bond markets in Europe, potentially increasing the fund's investment options. Additionally, Asia appears to be well on its way to recovery from the economic crisis that had global ramifications in 1997-1998.
    The global acceleration in economic growth could lead to higher interest rates to keep inflation in check, which could affect total returns for bonds.
    In the United States, we also expect bond performance to improve in 2000. Inflation and interest rates remain relatively low. Moreover, there are indications that, for the short term at least, the Fed may be finished adjusting monetary policy. On November 16, after the close of the reporting period, the central bank raised the federal funds rate to 5.5% and adopted a neutral bias toward additional rate hikes.
    Furthermore, the U.S. economy continues to grow at a healthy pace and corporate profits are solid. This could spark investor interest in investment-grade corporate bonds, which offered attractive yields at the close of the fiscal year. It also could benefit high-yield bonds, whose issuers are generally better able to meet their debt obligations when corporate earnings are strong.
    Regardless, we will adhere to our strategy of investing in foreign, domestic investment-grade and high-yield bonds. Normally, these bonds tend to react differently to various economic and market conditions. Over the long term, we believe this investment approach can enhance returns, reduce risk and provide for an attractive level of income.

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

2/3/89-10/31/99

in thousands
================================================================================
                                                  Salomon
              AIM Global         AIM Global    Brothers World     Lehman World
             Income Fund,       Income Fund,     Government        Government
            Class B shares,   Class A shares,    Bond Index        Bond Index
--------------------------------------------------------------------------------

9/30/94         9524              10000            10072             9859
10/31/94        9613              10079            10234             9851.11
10/31/95        11158             11647            11790             11366.9
10/31/96        12298             12772            12422             11947.6
10/31/97        13411             13855            12746             12980.8
10/31/98        13940             14323            14346             14446.6
10/31/99        13670             13889            13993             14270.1

Past performance cannot guarantee comparable future results.
Source: Lipper, Inc.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the bond market over the period 9/15/94-10/31/99. (Please note that index performance is from 8/31/94-10/31/99). It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Market indexes are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
Inception (9/15/94)                   6.29%
 5 Years                              6.26
 1 Year                              -6.61*
*-1.94% excluding sales charges

CLASS B SHARES
Inception (9/15/94)                   6.61%
 5 Years                              6.47
 1 Year                              -6.96*
*-2.37% excluding sales charges

CLASS C SHARES
Inception (8/4/97)                    1.70%
 1 Year                              -3.38*
*-2.47% excluding sales charges

================================================================================

The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.


                             AIM GLOBAL INCOME FUND

                                                                      APPENDIX V


                       ANNUAL REPORT / MANAGERS' OVERVIEW


FOCUS ON GLOBAL LEADERS SPURS PERFORMANCE

HOW DID AIM GLOBAL GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
The fund produced outstanding returns during the fiscal year ended October 31, 1999. Class A shares reported a total annual return of 34.43%, Class B shares 33.69% and Class C shares 33.69%. These figures are at net asset value and do not include sales charges. The fund outperformed the MSCI All Country World Index, which produced a total annual return of 26.41% during the same time frame. Net assets in the fund grew from $513 million to $845 million over the fiscal year. Approximately $110 million in net assets came from the fund's merger with AIM Worldwide Growth Fund in January 1999.

WHAT WERE MARKET CONDITIONS LIKE OVER THE FISCAL YEAR?
Investor concern over interest rates made the U.S. markets very volatile near the end of the reporting period. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. At its October meeting, the Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it might be inclined to raise rates in the near future. The Fed raised rates after the fiscal year closed.
    In overseas markets, Japan dominated throughout the fiscal year. Investors flocked to Japanese securities amid prospects of a brighter economy. Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. Market activity drove the value of the yen to powerful heights.
    The major trend in Europe has been the feverish pace of merger activity. In fact, toward the end of the reporting period, European merger activity topped that of the United States for the first time. Ten European deals were announced in the third quarter with values of more than $10 billion each.

THIS TIME LAST YEAR, EMERGING MARKETS WERE IN TURMOIL. HAVE THINGS IMPROVED? Yes, there has been a definite recovery. In Asia, a number of countries have restructured their banking systems and stabilized their currencies, including Singapore, Indonesia and South Korea. Lower inflation and declining interest rates have propelled economic growth in those regions. In addition, exports have increased, and foreign investment has returned.
    In Latin America, the Mexican market dominated the region. Declining interest rates and a stronger peso bolstered its economy, along with the continued strength of its largest trading partner, the United States.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
The fund remained invested in global leaders. Our investment strategy focuses on earnings momentum--we look for stocks with proven earnings records and prospects for future growth. We also choose our investments stock-by-stock instead of country-by-country. This strategy allowed us to choose from among the best-performing stocks worldwide.
    We reduced our holdings slightly over the year from 201 to 167 stocks and remained well-diversified among 22 countries. The United States remained our largest concentration, making up 37.74% of the fund's net assets. At the end of the fiscal year, European stocks were 24% of the fund's assets, including 7.00% in the United Kingdom, 6.33% in France, 2.47% in the Netherlands and 1.78% in Switzerland.

Bar Charts

GROWTH OF NET ASSETS

As of 10/31/99

===============================================================================
10/31/98 $513 MILLION

10/31/99 $845 MILLION
===============================================================================

AIM GLOBAL GROWTH FUND
VS. BENCHMARK INDEX

As of 10/31/99

===============================================================================
One-year returns, excluding sales charges

CLASS A SHARES                      34.43%

CLASS B SHARES                      33.69%

CLASS C SHARES                      33.69%

MSCI ALL COUNTRY WORLD INDEX        26.41%
===============================================================================


          See important fund and index disclosures inside front cover.


                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===========================================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------
 1. Nortel Networks Corp. (Canada)      1.60%     1. Computers (Software & Services)  6.93%     1. United States    37.74%
 2. Carrefour Supermarche S.A. (France) 1.53      2. Telephone                        6.39      2. Japan            17.16
 3. Nokia Oyj (Finland)                 1.34      3. Communications Equipment         6.04      3. United Kingdom    7.00
 4. NTT Mobile Communications           1.34      4. Electronics                      5.29      4. France            6.33
    Network, Inc. (Japan)                            (Component Distributors)
 5. Orange PLC (United Kingdom)         1.33      5. Broadcasting                     4.32      5. Canada            3.08
                                                     (Television, Radio & Cable)
 6. Matsushita Communication            1.25      6. Health Care (Diversified)        3.43      6. Netherlands       2.47
    Industrial Co., Ltd. (Japan)
 7. Trend Micro Inc. (Japan)            1.24      7. Electronics (Semiconductors)     3.37      7. Mexico            2.42
 8. Sony Corp. (Japan)                  1.17      8. Retail (General Merchandise)     3.14      8. Australia         2.04
 9. VERITAS Software Corp. (U.S)        1.16      9. Retail (Food Chains)             2.98      9. Hong Kong         1.95
10. Mannesmann A.G. (Germany)           1.14      10. Insurance (Multi-Line)          2.60     10. Switzerland       1.78

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================================

    We dramatically increased the fund's Japanese holdings from 2.88% to 17.16% over the reporting period. The fund focused on Japanese companies with a global reach, including those in the technology, telecommunications and electronics industries.

WHAT STOCKS DID YOU LIKE?
At the end of the fiscal year, our largest holding was Nortel, a Canadian telecommunications equipment maker. The company has shown tremendous growth this year, taking on competitors Lucent and Cisco.
    Several of our top European holdings are involved in multi-billion-dollar mergers. Carrefour, Europe's No. 1 retailer, merged with another French retailer, Promodes Group, earlier this year. With 8,800 stores in 26 countries and revenue of $65 billion, Carrefour poses a major challenge to Wal-Mart's expansion plans for Europe, Latin America and Asia. Orange, a mobile communications provider in the United Kingdom, France and Germany, has agreed to merge with German conglomerate Mannesmann. After the close of the reporting period, U.K.-based Vodafone AirTouch made a hostile bid for Mannesmann. If it is successful, Vodafone has indicated it may undo Mannesmann's pending merger with Orange. This activity demonstrates how competitive the European cellular market has become.

WHAT JAPANESE STOCKS DID YOU FAVOR?
Our top Japanese holdings include NTT Mobile, Matsushita and Sony. Also known as NTT DoCoMo (DoCoMo means "anywhere"), NTT Mobile is Japan's leading wireless phone company. With about 27 million subscribers, the company has about 57% of the Japanese market. We expect NTT Mobile's value to continue to rise with the growth of wireless devices in Japan.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
We believe we have reached a period of synchronized global expansion. The United States drove the markets for the past two years, but with the increased strength of Europe and Asia, we believe growth in the future will be more balanced.
    We're encouraged by signs of economic growth in Japan, but much-needed corporate restructuring has yet to occur on a wide scale. Although investor confidence in Japan has returned, we remain cautious. We will continue to rely on a strict analysis of company fundamentals before deciding to buy Japanese securities.
    In Europe, we expect positive economic growth, stronger corporate earnings and higher consumer demand. In fact, if European growth continues on its current path, Europe stands poised to surpass the United States in economic growth next year.

                     -------------------------------------

                      WE BELIEVE WE HAVE REACHED A PERIOD

                       OF SYNCHRONIZED GLOBAL EXPANSION.

                      THE UNITED STATES DROVE THE MARKETS

                       FOR THE PAST TWO YEARS, BUT WITH

                     THE INCREASED STRENGTH OF EUROPE AND

                     ASIA, WE BELIEVE GROWTH IN THE FUTURE

                            WILL BE MORE BALANCED.

                     -------------------------------------

          See important fund and index disclosures inside front cover.


                             AIM GLOBAL GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 9/15/94-10/31/99. (Please note that the performance results for the indexes are for the period 9/30/94-10/31/99.) Fund performance shown in the chart includes expenses and management fees. Class A share performance reflects the deduction of the maximum sales charge; Class B share performance reflects deduction of the applicable contingent deferred sales charge. It is important to understand the difference between your fund and an index. An index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.
    Since the last reporting period, AIM Global Growth Fund has elected to use the MSCI All Country World Index as its benchmark instead of the MSCI World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI World Index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEXES

9/15/94-10/31/99

Mountain Chart

================================================================================================
           AIM GLOBAL GROWTH        AIM GLOBAL GROWTH      MSCI WORLD            MSCI ALL
         FUND, CLASS B SHARES      FUND, CLASS A SHARES      INDEX           COUNTRY WORLD INDEX
------------------------------------------------------------------------------------------------
9/94           $9,830                   $9,362               $10,000              $9,794
10/94          10,220                    9,743                10,010              10,235
10/95          12,260                   11,738                10,959              10,964
10/96          14,295                   13,764                12,745              12,675
10/97          16,676                   16,139                14,883              14,670
10/98          18,308                   17,822                17,153              16,542
10/99          24,377                   23,958                22,010              20,911

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

===============================================================================
CLASS A SHARES

Inception (9/15/94)           18.58%

5 years                       18.56

1 year                        28.06*

* 34.43% excluding sales charges

CLASS B SHARES

Inception  (9/15/94)          18.98%

5 years                       18.89

1 year                        28.70*

* 33.70% excluding sales charges

CLASS C SHARES

Inception (8/4/97)            15.58%

1 year                        32.69*

* 33.69% excluding sales charges
===============================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C shares will differ from Class A and B shares due to differing fees and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                             AIM GLOBAL GROWTH FUND